UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

BUNKER HILL MINING CORP.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BUNKER HILL MINING CORP.

NOTICE OF MEETING

AND

PROXY STATEMENT

WITH RESPECT TO

THE ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2024

Dated May 16, 2024

BUNKER HILL MINING CORP.

82 Richmond Street East

Toronto, Ontario M5C 1P1

Canada

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual general meeting of stockholders of Bunker Hill Mining Corp., a Nevada corporation (the “Company”), will be held at the offices of Blakes, Cassels & Graydon LLP, located at 1133 Melville Street, Suite 3500, The Stack, Vancouver, British Columbia V6E 4E5 at 10:00 a.m. (Pacific time) on June 20, 2024 (the “Meeting”) for the following purposes, all as more particularly described in the enclosed proxy statement (the “Proxy Statement”):

1.	to receive and consider the financial statements of the Company for the financial year ended December 31, 2023, together with the auditor’s report thereon;

2.	to ratify the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2024;

3.	to elect the directors of the Company for the ensuing year;

4.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving an amendment and restatement to the Company’s restricted stock unit incentive plan, in the form attached as Schedule “B” in the enclosed Proxy Statement, to increase the maximum number of shares of common stock of the Company issuable thereunder from 26,581,075 shares to 33,909,921 shares;

5.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying and approving the Company’s rolling stock option plan, in the form attached as Schedule “C” in the enclosed Proxy Statement;

6.	to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement;

7.	to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

8.	to transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

The nature of the business to be transacted at the Meeting is described in further detail in the enclosed Proxy Statement under the section entitled “Matters to be Acted Upon at the Meeting.”

The record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting or at any adjournment or postponement thereof is May 8, 2024 (the “Record Date”). You are entitled to vote at the Meeting or at any adjournment or postponement thereof only if you were a registered stockholder as at the Record Date or if you hold a valid proxy to vote at the Meeting.

If you are unable to attend the Meeting in-person and would like to listen to the Meeting live, dial-in at 1-844-763-8274 (within North America) or at 1-647-484-8814 (outside North America) on June 20, 2024 at 10:00 a.m. (Pacific Time). No stockholder or proxyholder will be able to vote or otherwise participate in the Meeting through the dial-in and, as a result, you are encouraged to vote by proxy prior to the Meeting.

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If you are a registered stockholder or a proxyholder you will be able to attend, participate and vote at the Meeting. If you hold your shares of common stock of the Company in a brokerage account, you are not a registered stockholder. Non-registered stockholders who have not appointed themselves as proxyholders will be able to attend the Meeting as guests, but guests will not be able to participate or vote at the Meeting.

Whether or not you plan to attend the Meeting, we encourage you to read the enclosed Proxy Statement and accompanying proxy materials and promptly vote your shares of common stock of the Company. If you are unable to attend the Meeting in person or at any adjournment or postponement thereof, you are requested to complete, date and sign the enclosed form of proxy (registered stockholders) or voting instruction form (beneficial stockholders) and return it in the envelope provided. To be effective, the enclosed form of proxy or voting instruction form must be mailed or faxed so as to reach or be deposited with Computershare Investor Services Inc., Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5Y 2Y1 or by facsimile at 1-866-249-7775 (within North America) or 1-416-263-9524 (outside North America). Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Pacific Time) on June 18, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement.

Further information regarding voting rights and the matters to be voted upon is presented in the enclosed Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), as filed with the United States Securities and Exchange Commission (the “SEC”) on March 12, 2024, and as available on the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca.

DATED at Toronto, Ontario this 16th day of May, 2024.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Richard Williams”
Richard Williams Executive Chairman

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Stockholders to be Held on June 20, 2024.

The enclosed Proxy Statement, the 2023 Annual Report and the accompanying form of proxy or voting instruction form are first being mailed to stockholders beginning on or about May 27, 2024.

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BUNKER HILL MINING CORP.

82 Richmond Street East

Toronto, Ontario M5C 1P1

Canada

PROXY STATEMENT

MANAGEMENT SOLICITATION OF PROXIES

This proxy statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by management of Bunker Hill Mining Corp. for use at the annual general meeting of stockholders of the Company, or at any adjournment or postponement thereof, to be held at the offices of Blakes, Cassels & Graydon LLP, located at 1133 Melville Street, Suite 3500, The Stack, Vancouver, British Columbia V6E 4E5 at 10:00 a.m. (Pacific time) on June 20, 2024 (the “Meeting”), for the purposes set forth in the accompanying notice of the Meeting (the “Notice of Meeting”).

In this Proxy Statement, references to the “Company,” “Bunker Hill,” “we” and “our” refer to Bunker Hill Mining Corp., a Nevada corporation, “common stock” means shares of common stock of the Company, and “stockholders” means the holders of common stock as of the Record Date (as defined below). “Beneficial Stockholders” means non-registered stockholders who do not hold common stock in their own name and “intermediaries” refers to brokers, dealers investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Stockholders.

It is anticipated that the Notice of Meeting, this Proxy Statement, the accompanying form of proxy, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and the request card for interim and annual financial statement (collectively, the “Meeting Materials”) are first being mailed to stockholders beginning on or about May 27, 2024.

Bunker Hill will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the Meeting Materials, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, which directors, officers and employees will receive no special compensation for such solicitation other than their regular salaries or fees. For purposes of this Proxy Statement, management’s solicitation of proxies on matters subject to the vote of the stockholders shall also be deemed to be a solicitation by the board of directors of the Company (the “Board”).

The principal executive office as well as the registered and records office of the Company is located at 82 Richmond Street East, Toronto, Ontario M5C 1P1, Canada.

No person is authorized to provide any information or to make any representation other than those contained in this Proxy Statement and, if given or made, such information or representation shall not be relied upon as having been authorized.

APPOINTMENT, VOTING AND REVOCATION OF PROXIES

Appointment of Proxyholders

The persons named in the form of proxy are directors and/or officers of the Company (the “Management Designees”). A stockholder has the right to appoint some other person, who need not be a stockholder, to represent such stockholder at the Meeting by inserting that other person’s name in the blank space provided in the form of proxy. Such stockholder should first notify such person of his/her/its appointment and obtain his/her/its consent to act as a proxyholder.

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In order for a proxy to be valid, it must be:

(a)	signed by the registered stockholder whose name appears thereon or by such registered stockholder’s attorney authorized in writing, or if the registered stockholder is a corporation, by a duly authorized representative on behalf of such corporation; and

(b)	returned in one of the following manners:

(i)	by hand delivery or by mail addressed to the Company’s transfer agent, Computershare Investor Services Inc., Proxy Department, University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1, and received by 10:00 a.m. (Pacific time) on June 18, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement;

(ii)	by facsimile to the Company’s transfer agent, Computershare Investor Services Inc. at 1-866-249-7775 (within North America) or 1-416-263-9524 (outside North America) and received by 10:00 a.m. (Pacific time) on June 18, 2024, or no later than 48 hours before the Meeting is reconvened following any adjournment or postponement;

(iii)	by deposit with the Chairman of the Meeting prior to commencement of the Meeting.

An executed proxy that is returned undated will be deemed to be dated the date of the mailing of the form of proxy by the Company or its agent.

Voting

The persons named in the accompanying form of proxy will vote, withhold, or abstain from voting the common stock represented by the proxy in accordance with your instructions, provided your instructions are clear. You may indicate the manner in which the persons named in the form of proxy are to vote on any matter by marking an “X” in the appropriate space. If you have specified a choice on any matter to be acted on at the Meeting, your shares of common stock will be voted, withheld, or abstained from voting accordingly. In the absence of any such specification of voting on the executed proxy, the Management Designees named in the proxy will vote in favour of the matters set out therein.

The form of proxy gives the persons named as proxy holders discretionary authority regarding amendments or variations to matters identified therein and any other matter that may properly come before the Meeting. As of the date of this Proxy Statement, our management is not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, the persons named in the form of proxy intend to vote on such other business in accordance with their judgement. As of the date hereof, the Company is not aware of any amendments to, variations of, or of other matters which may be presented to the Meeting.

If your shares of common stock are held beneficially in “street” name through a nominee such as a brokerage firm, financial institution or other holder of record, your vote is controlled by that firm, institution or holder. Your vote by proxy may also be cast by telephone or Internet, as well as by mail, if your brokerage firm or financial institution offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card. Any proxy may be revoked at any time prior to its exercise at the Meeting. See “Advice to Beneficial Stockholders” below.

Revocation of Proxy

In addition to the revocation in any other manner permitted by law, a stockholder who has given a proxy may revoke it, at any time before it is exercised in accordance with the provisions of Section 78.355 of the Nevada Revised Statutes, by instrument in writing executed by the stockholder or by his/her/its attorney authorized in writing and deposited either at the registered office of the Company or its transfer agent, Computershare Investor Services Inc., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken or in any other manner permitted by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to such revocation. You may also revoke your proxy by attending the Meeting and voting in person.

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If you are a beneficial stockholder who wishes to revoke a VIF (as defined below) or to revoke a waiver of your right to receive Meeting Materials and to give voting instructions, you must give written instructions to your broker, agent, trustee or other intermediary through which you hold your shares of common stock in accordance with the applicable procedures and deadlines of your broker, agent, trustee or other intermediary.

Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev. Rev. Stat. 78.

ADVICE TO BENEFICIAL STOCKHOLDERS

Only registered stockholders or duly appointed proxyholders are permitted to vote at the Meeting. The information set forth in this section is of significant importance to many stockholders as a substantial number of stockholders do not hold their shares of common stock in their own name. Such Beneficial Stockholders should note that only proxies deposited by stockholders whose names appear on the records maintained by the Company’s transfer agent as the registered holders of common stock can be recognized and acted upon at the Meeting. If the shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in such stockholder’s name. Such shares of common stock are more likely to be registered under the names of the stockholder’s broker or an agent of that broker. In the United States, the vast majority of such shares of common stock are registered in the name of CEDE & Co. (the registration name for The Depository Trust Company, which acts as nominee for many U.S. brokerage firms). Shares of common stock held by brokers or their agents or nominees can only be voted (for, against or withheld from voting resolutions) upon the instructions of the Beneficial Stockholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares of common stock for their clients. The directors and officers of the Company do not know for whose benefit the shares of common stock registered in the name of CEDE & Co. are held. In Canada, the vast majority of such shares of common stock are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc. (“CDS”), which acts as nominee for many Canadian banks, trust companies and brokerage firms). Shares of common stock held by brokers or their agents or nominees can only be voted (for, against or withheld from voting resolutions) upon the instructions of the Beneficial Stockholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares of common stock for their clients. The directors and officers of the Company do not know for whose benefit the shares of common stock registered in the name of CDS are held. Therefore, Beneficial Stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person well in advance of the Meeting.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of stockholder meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of common stock are voted at the Meeting. The purpose of the form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically prepares a machine-readable voting instruction form (a “VIF”), mails the VIF to the Beneficial Stockholders and requests the Beneficial Stockholders to return the VIF forms to Broadridge or otherwise communicate voting instructions to Broadridge by way of the Internet or telephone. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares of common stock to be represented at the Meeting. A Beneficial Stockholder receiving a VIF from Broadridge cannot use that form to vote directly at the Meeting. The VIF must be returned to Broadridge well in advance of the Meeting in order to have the shares of common stock voted. If you have any questions with respect to the voting of shares of common stock held through a broker or other intermediary, please contact your broker or other intermediary directly for assistance.

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Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting shares of common stock registered in the name of his/her/its broker (or agent of the broker), a Beneficial Stockholder may attend at the Meeting as proxyholder for the registered stockholder and vote shares of common stock in that capacity. If a Beneficial Stockholder wishes to attend and vote at the Meeting in person, the Beneficial Stockholder must insert his/her/its own name as appointee in the blank space of the form of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Beneficial Stockholders fall into two categories: those who object to their identity being made known to the issuers of securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“NOBOs”). Subject to the provisions of NI 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company may request and obtain a list of its NOBOs from intermediaries. Pursuant to NI 54-101, the Company may obtain and use the NOBO list in connection with any matter relating to the affairs of the Company, including the distribution of the proxy materials directly to NOBOs. The Company is sending the Meeting Materials directly to the NOBOs. The Company will not use and pay intermediaries and agents to send the Meeting Materials to the NOBOs but intends to pay for intermediaries to deliver the Meeting Materials to the OBOs. The Meeting Materials are being sent to both registered stockholders and Beneficial Stockholders. If you are a Beneficial Stockholder, and the Company or its transfer agent has sent the Meeting Materials directly to you, your name and address and information about your holdings of your shares of common stock, has been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as Item 2 (ratification of appointment of auditors), but cannot vote on “non-routine” matters such as Item 3 (election of directors), Item 4 (approval of amended and restated restricted stock unit incentive plan), Item 5 (ratification and approval of rolling stock option plan), Item 6 (advisory vote on executive compensation), or Item 7 (advisory vote on the frequency of future advisory votes on executive compensation). Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.”

RECORD DATE

The Company has fixed May 8, 2024 as the record date (the “Record Date”) for the purposes of determining holders of shares of common stock entitled to receive the Notice of Meeting. Registered holders of shares of common stock, as shown on the stockholders’ list prepared as of the close of business on the Record Date, will be entitled to receive notice of, attend and vote at the Meeting on the basis of one vote for each share of common stock held.

CURRENCY

The Company’s audited financial statements for the year ended December 31, 2023 (the “2023 Financial Statements”) are reported in United States dollars, the Company’s functional currency. All references to currency in this Proxy Statement are in United States dollars, unless otherwise indicated.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed fiscal year of the Company, nor any proposed Nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any substantially or material interest, direct or indirect, by way of beneficial ownership or otherwise, in any matter to be acted upon at the Meeting.

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VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Quorum

A quorum of stockholders is necessary to hold the Meeting. In accordance with the Company’s bylaws, two stockholders, represented in person or by proxy, representing at least 5% of the issued stock entitled to vote at the Meeting, will constitute a quorum at the Meeting. The presence of holders of at least 16,954,961 shares of common stock will constitute a quorum. Abstentions and “broker non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting. Shares of common stock that are not present in person or by proxy will not be counted towards a quorum.

Securities Entitled to Vote

The authorized capital of the Company consists of 1,500,000,000 shares of common stock with a par value of $0.000001 per share and 10,000,000 shares of preferred stock of the Company with a par value of $0.000001 per share.

As at the Record Date, the Company had 339,099,216 fully paid and non-assessable shares of common stock issued and outstanding, with each share of common stock carrying the right to one vote.

Securities Held by Directors and Executive Officers

The following table sets forth the number of shares of common stock owned beneficially by each director and named executive officer of the Company as of May 16, 2024 (unless another date is specified by footnote below), and by all current directors and executive officers of Bunker Hill as a group:

	Amount and Nature of Beneficial Ownership(1)
Name of Individual or Group(2)	Shares		Percent of Class(3)
Richard Williams, Executive Chairman	8,959,194	(4)	2.6%
Sam Ash, Chief Executive Officer (“CEO”) and Director	4,651,713	(5)	1.4%
David Wiens, Former Chief Financial Officer (“CFO”)	3,770,626	(6)	1.1%
Cassandra Joseph, Director	744,116	(7)	**	(12)
Dickson Hall, Director	736,000	(8)	**	(12)
Pamela Saxton, Director	483,000	(9)	**	(12)
Mark Cruise, Director	350,000	(10)	**	(12)
Gerbrand van Heerden, CFO	98,285	(11)	**	(12)
Paul Smith, Director	0		**	(12)
Current Directors and Executive Officers as a Group (a total of 8 persons)	16,022,308		4.6%

(1)	The information with respect to the shares of common stock beneficially owned, controlled or directed is not within the direct knowledge of the Company and has been obtained from The System for Electronic Disclosure by Insiders (as defined in the policies of the TSX Venture Exchange (the “TSXV”)) maintained by the Canadian Securities Administrators or furnished by the respective individuals. Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed. Pursuant to Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days of May 16, 2024, including through the exercise of any option, warrant, or right. For each individual or entity that holds stock options (“Options”), warrants (“Warrants”) or rights to acquire shares, the shares of common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of common stock is calculated. That common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.

(2)	Except as otherwise indicated below, the address and telephone number of each of these persons is c/o Bunker Hill Mining Corp., 82 Richmond Street East, Toronto, Ontario M5C 1P1, Canada and (416) 477-7771, respectively.

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(3)	Based on a total of 339,099,216 shares of common stock outstanding as of May 16, 2024.

(4)	Includes (i) 4,453,916 shares of common stock, (ii) 3,957,659 shares subject to Options exercisable within 60 days of May 16, 2024, and (iii) 547,619 shares subject to Warrants exercisable within 60 days of May 16, 2024.

(5)	Includes (i) 3,663,210 shares of common stock and (ii) 988,503 shares subject to Warrants exercisable within 60 days of May 16, 2024.

(6)	Includes (i) 2,109,456 shares of common stock, (ii) 1,037,977 shares subject to Options exercisable within 60 days of May 16, 2024, and (iii) 542,193 shares subject to Warrants exercisable within 60 days of May 16, 2024.

(7)	Includes (i) 403,558 shares of common stock and (ii) 340,558 shares subject to Warrants exercisable within 60 days of May 16, 2024. Ms. Joseph will not be standing for re-election as a director of the Company at the Meeting.

(8)	Includes (i) 368,000 shares of common stock and (ii) 368,000 shares subject to Warrants exercisable within 60 days of May 16, 2024.

(9)	Includes (i) 273,000 shares of common stock and (ii) 210,000 shares subject to Warrants exercisable within 60 days of May 16, 2024.

(10)	Includes (i) 175,000 shares of common stock and (ii) 175,000 shares subject to Warrants exercisable within 60 days of May 16, 2024.

(11)	Includes 98,285 shares of common stock.

(12)	The percent of class owned is less than 1%.

Holders of More Than 5% of Common Stock

The following table sets forth information (as of the date indicated) as to all persons or groups known to Bunker Hill to be beneficial owners of more than 5% of the issued and outstanding shares of Bunker Hill common stock as of May 16, 2024.

Name and Address of Beneficial Holder(1)	Shares Beneficially Owned		Percent of Class(2)
Sprott Asset Management LP, Royal Bank Plaza, South Tower, 200 Bay Street, Suite 2600, P.O. Box 26, Toronto, Ontario M5J 2J1, Canada
Sprott Asset Management USA, Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820	141,339,201	(3)	32.7%
Resource Capital Investment Corp., 1910 Palomar Point Way, Suite 200, Carlsbad, California 92008

(1)	Does not include any beneficial holders of more than 5% of the issued and outstanding shares of Bunker Hill common stock that have not filed a Schedule 13D or Schedule 13G on EDGAR or a Form 62-103F3 on SEDAR+.

(2)	Based on a total of 339,099,216 shares of common stock outstanding as of May 16, 2024.

(3)	This information is based on a Form 62-103F3 (Required Disclosure by an Eligible Institutional Investor Under Part 4) filed on the SEDAR+ website (www.sedarplus.ca) on January 10, 2024, which includes (i) 42,093,972 shares of common stock, (ii) 339,000 shares subject to Warrants exercisable within 60 days of May 16, 2024, and (iii) 92,744,770 shares subject to convertible debentures convertible within 60 days of May 16, 2024, the sum of which shares has been upwardly adjusted for the issuance of 6,161,459 shares of common stock on April 4, 2024.

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PARTICULARS OF MATTERS TO BE ACTED UPON

Item 1 — Receipt of Financial Statements

The Financial Statements, report of the auditor and related management’s discussion and analysis will be placed before the Meeting; however, no vote with respect thereto is required. The Financial Statements were filed with the United States Securities and Exchange Commission (the “SEC”) via EDGAR on the SEC’s website at www.sec.gov in our 2023 Annual Report, and with the applicable Canadian regulatory authorities via SEDAR+ at www.sedarplus.ca, and are available on the Company’s website at www.bunkerhillmining.com and for those stockholders who have requested a copy.

Item 2 — Ratify Appointment of Auditor

The audit committee of the Board (the “Audit Committee”) has appointed and engaged MNP LLP, Chartered Professional Accountants (“MNP”) to serve as the independent registered certified accountants of the Company to audit its financial statements for the fiscal year ending December 31, 2024. Pursuant to the charter of the Audit Committee (the “Audit Committee Charter”), the Audit Committee has sole authority to appoint or replace the independent auditor (subject to stockholder ratification) and responsibility for the compensation and work of the independent auditor. MNP was first appointed as auditor of the Company effective September 2, 2014.

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the ratification of the appointment of MNP as the auditor of the Company to audit its financial statements for the fiscal year ending December 31, 2024.

Vote Required for Approval

Ratification of the appointment of MNP as the auditor of the Company will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, assuming that a quorum exists.

Stockholders have the option to vote “FOR” or “AGAINST” the ratification of the appointment of MNP as the auditor of the Company. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the ratification of the appointment of MNP as the auditor of the Company.

If you fail to vote or submit a proxy or fail to instruct your broker to vote (and your broker does not exercise its discretion to vote your shares on this matter) or vote to “ABSTAIN,” it will have the effect of a vote against the matter, assuming that a quorum exists. Because the ratification of the appointment of MNP as the auditor of the Company is considered a routine matter and brokers will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this matter.

Item 3 — Election of Directors

The management nominees for election as directors of the Company (each, a “Nominee”) are experienced mining and business leaders well suited to provide oversight to the Company as it continues the next phase of its development. The Board currently consists of seven (7) directors. At the Meeting, the six (6) Nominees named in the section “Nominees” below, being Sam Ash, Mark Cruise, Dickson Hall, Pamela Saxton, Paul Smith and Richard Williams, will be proposed for re-election as directors of the Company. Each of the proposed Nominees was re-elected as director at the Company’s meeting of stockholders held on August 4, 2023. Cassandra Joseph will not be standing for re-election as a director of the Company at the Meeting.

Each director elected at the Meeting will hold office until the close of the next annual meeting of stockholders, subject to earlier resignation, death, retirement, disqualification or removal. Management does not contemplate that any of the Nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the proxy to vote the proxy for the election of any other person(s) in place of any Nominee(s) unable to serve.

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Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the proposal to elect each Nominee as a director of the Company.

Vote Required for Approval

The election of each Nominee pursuant to this matter will require the affirmative vote of the holders of a plurality of the votes cast with respect to the election, assuming that a quorum exists.

Stockholders have the option to vote individually “FOR” or to “WITHHOLD” their vote in respect of each Nominee. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the election of each Nominee whose name is set forth below as a director of the Company.

If you fail to vote or submit a proxy, fail to instruct your broker to vote, or vote to “WITHHOLD,” it will have no effect on the election of the Nominee, assuming that a quorum exists. Broker non-votes are not entitled to vote on the election of Nominees and, therefore, will have no effect on the outcome of the vote on the election of Nominees.

Nominees

The following table contains certain information, as at the date hereof, in connection with the Nominees proposed for election as directors of the Company.

Name, Province or State and Country of Residence, Position(s) Held with the Company	Age	Present Principal Occupation and/or Positions held During the Preceding Five Years	Date First Became a Director
Sam Ash Idaho, United States President, Chief Executive Officer and Director and Member of the Growth Committee	45	Partner of Barrick Gold Corp. (2015–2020).	May 14, 2020
Mark Cruise British Columbia, Canada Director(1) and Member of each of the Audit Committee and the Growth Committee	53	COO and CEO New Pacific Metals Corp. (October 2019–January 2022); CEO of Trevali Mining Corporation (2008–2019); Chairperson of Whitehorse Gold Corp. (2020–2022); Founder and Director at Velocity Minerals (since 2017); Director at NiCAN Limited (since 2022); Director at Volta Metals Inc. (since 2023); and Director at Interra Copper Corp. (since 2023).	June 30, 2022
Dickson Hall British Columbia, Canada Director and Member of each of the Corporate Governance, Nominating and Compensation Committee and the Audit Committee	72	Partner of Valuestone Advisory Ltd. (since August 2016); and Consultant with Hunter Dickinson Inc. (2005–2016).	January 5, 2018

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Name, Province or State and Country of Residence, Position(s) Held with the Company	Age	Present Principal Occupation and/or Positions held During the Preceding Five Years	Date First Became a Director
Pamela Saxton Colorado, USA Director, Chair of the Audit Committee and Member of the Corporate Governance, Nominating and Compensation Committee	71	Director of Timberline Resources Corp. (since May 2021); past Director of Aquila Resources Inc. (June 2019–September 2021); past Director of Pershing Gold Corp. (November 2017–April 2019); North American Advisory Board member for Damstra Holdings Limited-Damstra Technology (February 2021–October 2022); Vice President and Trustee of Viola Vestal Coulter Foundation (since January 2017); and Executive Vice President and CFO of Thompson Creek Metals Company Inc. (August 2008–October 2016).	October 30, 2020
Paul Smith Zug, Switzerland Director, Chair of the Growth Committee	53	Managing Partner (since October 2022) and former Director (October 2022–December 2023) of Voltaire Minerals; Non-Executive Director and Chair of Horizonte Minerals Plc (since December 2023); Director of Echion Technologies (since August 2021); Managing Partner of Collingwood Capital Partners AG (since September 2020); Chair of Trident Royalties (June 2021–June 2023); Head of Strategy of Glencore plc (July 2011–June 2020); and CFO of Katanga Mining Limited (January 2019–June 2020).	July 6, 2023
Richard Williams Ontario, Canada Executive Chairman	57	Non-Executive Director of Gem Diamonds PLC (April 2008–October 2014); CEO of Afghan Gold and Minerals Company (April 2010–June 2014); Non-Executive Director of Trevali Mining Corporation (June 2019–September 2022); and Partner, Chief Operating Officer and Executive Envoy to Tanzania of Barrick Gold Corp. (2015–2018).	March 27, 2020

(1)	It is the intention of the Board that Mark Cruise will become the lead independent director following the Meeting.

Biographies of Director Nominees

Sam Ash was a Partner from 2015 to 2018 at Barrick Gold Corp. (“Barrick”) and held various roles over the nine years employed there between 2009 and 2018. This includes three years as General Manager of the Lumwana Copper Mine in Zambia (2016–2018), Technical Support Manager to Barrick’s Copper Business Unit (2014–2016), General Support Manager on the Cortez Mine in Nevada (2012–2014) and Chief Engineer leading the roll-out of new Underground Mining standards in the USA and Tanzania (2011–2012). Prior to his time at Barrick, Mr. Ash served as Manager of New Operations for Veris Gold Corp. (formerly, Yukon-Nevada Gold Corp.), primarily on the Jerritt Canyon Mine in Nevada, and also as an Underground Mine Supervisor with Drummond Company, Inc. He has recently completed his master’s degree in Leadership and Strategy at the London Business School and has a BS in Mining Engineering from the University of Missouri Rolla.

Mr. Ash’s qualifications to serve as a director include his knowledge of and long-standing management experience in the mining industry.

Mark Cruise is a professional geologist and holds a Ph.D. in Economic Geology. He is a member of the (Canadian) Institute of Corporate Directors with over 27 years of international mining experience. A former polymetallic commodity specialist with Anglo American plc, Dr. Cruise founded and was Chief Executive Officer of Trevali Mining Corporation. Under his leadership, from 2008 to 2019, the company grew from an initial discovery into a global zinc producer with operations in the Americas and Africa. He previously served as Vice President Business Development and Exploration, COO and CEO for several Toronto Stock Exchange- (“TSX”), TSXV- and NYSE American-listed exploration and development companies. Dr. Cruise currently serves as a non-executive director of Velocity Minerals Ltd. (since 2017), NiCAN Limited (since 2022), Interra Copper Corp. (since 2023) and Volta Metals Ltd. (since 2023). He previously served as COO, CEO, and director of New Pacific Metals Corp. (2020–2022) and as a non-executive director of Abzu Resources (2010–2011), Prism Resources Inc. (2016–2019), Ethos Gold Corporation (2010–2015), and Tincorp Metals Inc. (formerly Whitehorse Gold Corp.) (2020–2022).

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Dr. Cruise’s qualifications to serve as a director include his knowledge of and long-standing management experience in the mining industry and prior board experience.

Dickson Hall currently serves as a director of the Company. Since August 2016, he has been a partner in Valuestone Advisors Limited, manager of Valuestone Global Resources Fund 1, a mining fund associated with Jiangxi Copper Corporation and China Construction Bank International. Mr. Hall has more than 40 years’ experience in the resource field, much of it in Asia. From 2005 to 2016, he directed corporate development efforts in Asia for Hunter Dickinson Inc. (HDI), raising capital, establishing strategic partnerships and broadening the Asian shareholder base for HDI public companies. From 2007 to 2011, he was Senior Vice President of Continental Minerals Corporation, which developed the Xietongmen copper-gold project in Tibet, China before selling to China’s Jinchuan Group in 2011 for $446 million. Since 2014 Mr. Hall has been a director and Investment Committee member of Can-China Global Resources Fund, an energy and mining fund backed by the Export-Import Bank of China. Mr. Hall currently serves as Chairman of New Pacific Metals Corp. (since 2022) and as a non-executive director of Arcland Resources Inc. (since 2023), and he previously served as a non-executive director of Nova Canada Enterprises (2001–2004), Stepstone Enterprises Ltd. (2001–2004), Kona Bay Technologies Inc. (2004–2020), CY Oriental Holdings Ltd. (2007–2011), Baikal Forest Corp. (2011–2012), Hylands International Holdings Inc. (2013–2016), Nanotech Security Corp. (2015–2019), and Bexar Ventures Inc. (2018–2020). Mr. Hall is a graduate of the University of British Columbia (BA, MA) and has diplomas from Beijing University and Beijing Language Institute.

Mr. Dickson’s qualifications to serve as a director include his mining investment experience and prior board experience.

Pamela Saxton is an experienced mining company executive and director. She has served on the board of directors of Timberline Resources Corporation and as Audit Committee Chair since May 2021 and was a Board Member and Audit Committee Chair at Pershing Gold Corporation from 2017 to 2019. She also has served on the Board of Aquila Resources Inc. from 2019 to 2021 and served on a North American Advisory Board for Damstra Technology–Damstra Holdings Limited from 2021 to 2022. As an executive, she served as Executive Vice President and CFO for Thompson Creek Metals Company (2008–2016) and as CFO for NewWest Gold Corporation (2006–2007). Having started her professional life working as an auditor for Arthur Andersen in Denver, Colorado, her career has included senior finance appointments in the American natural resources industry, including serving as Vice President of Finance for Franco-Nevada Corporation’s U.S. Operations.

Ms. Saxton’s qualifications to serve as a director include her knowledge of and long-standing executive experience in the mining industry, her experience in finance, accounting and auditing matters, and prior board experience.

Paul Smith is the former Head of Strategy at Glencore (LON: GLEN) (2011–2020), and CFO of the DRC-based Glencore subsidiary Katanga Mining (2019–2020). He is currently Managing Partner at Voltaire Minerals Partners, a Swiss-based critical metals advisory business (since October 2022), a non-executive director and Chair at Horizonte Minerals Plc (since December 2023), a non-executive director at Seadrill Limited (NYSE: SSDRL) (since November 2021) and a director at Echion Technologies Ltd (since August 2021). He trained as an accountant before working as an investment banker at Close Brothers and Credit Suisse. He is based in Zug, Switzerland and leads the Growth Committee of the board of directors of the Company.

Mr. Smith’s qualifications to serve as a director include his training as an accountant, mining investment and investment banking experience, and prior board experience.

Richard Williams is an executive with an established track-record of transformational leadership within the mining industry and other demanding environments. He is currently an advisor to companies facing complex operational, political or environmental, social and governance (“ESG”) challenges. Formerly the Chief Operating Officer of Barrick (2015–2018) and the company’s Executive Envoy to Tanzania (2017–2018), he has also served as Chief Executive Officer of the Afghan Gold and Minerals Company (2010–2014), non-executive director of Trevali Mining Corporation (2019–2022) and as a non-executive director of Gem Diamonds Limited (2008–2014). Prior to his commercial mining experience, Mr. Williams served as the Commanding Officer of the British Army’s Special Forces Regiment, the SAS. He holds an MBA from Cranfield University, a BSc in Economics from University College London and an MA in Security Studies from Kings College London.

Mr. Williams’s qualifications to serve as a director include his knowledge of and long-standing executive experience in the mining industry and prior board experience.

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Corporate Cease Trade Orders or Bankruptcies

No Nominee proposed for election as a director of the Company (a) is, as at the date hereof, or has been, within the 10 years before the date hereof, a director, chief executive officer or chief financial officer of any other company (including the Company) that (i) was subject to (A) a cease trade order; (B) an order similar to a cease trade order; or (C) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (an “order”) that was issued while such Nominee was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; or (b) except for as described below, is, as at the date hereof, or has been within 10 years before the date hereof, a director or executive officer of any company (including the Company), that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Richard Williams, the Executive Chairman and a director of the Company, was a non-executive director of Trevali Mining Corp. (“Trevali”) from June 2019 to September 2022. On August 19, 2022, the board of directors of Trevali and its wholly owned subsidiary Trevali Mining (New Brunswick) Ltd. (together with Trevali, the “Applicants”) applied for relief under the Companies’ Creditors Arrangement Act (Canada). The British Columbia Supreme Court (the “BCSC”) made an initial order on August 19, 2022, which was granted to the Applicants. The BCSC then issued an amended and restated initial order on August 29, 2022 and, upon a further application by the Applicants, subsequently granted a sales and investment solicitation process order on September 16, 2022 approving the divesture of certain assets of the Applicants.

Penalties or Sanctions

No Nominee proposed for election as a director of the Company has: (a) been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) been subject to any other penalties or sanctions imposed by a court or regulatory body, including a self-regulatory body, that would be likely to be considered important to a reasonable stockholder making a decision about whether to vote for the proposed director.

Meetings of the Board and Committees

During 2023, four meetings of the Board, four meetings of the Audit Committee, two meetings of the Corporate Governance, Nominating and Compensation Committee of the Board (the “CGN&C Committee”) were held. During 2023, all of the directors then in office attended at least 75% of the total number of meetings of the Board and committees of the Board on which the directors served. All of the directors attended last year’s annual meeting of stockholders.

Item 4 — Approval of Amended and Restated Restricted Stock Unit Incentive Plan

The Board has a restricted stock unit incentive plan (the “RSU Plan”) as described under “Equity Compensation Plans—Description of the RSU Plan,” which was last approved by stockholders at the Company’s meeting of stockholders held on August 4, 2023.

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At the Meeting, stockholders and duly appointed proxyholders will be asked to vote for the confirmation and approval of the amendment and restatement to the Company’s existing RSU Plan (the “Amended and Restated RSU Plan”) with the only change being to increase the maximum number of shares of common stock issuable thereunder from 26,581,075 shares to 33,909,921 shares (the “RSU Plan Amendment”). The Amended and Restated RSU Plan was approved by the Board on May 16, 2024.

Amended and Restated RSU Plan Resolution

The TSXV has conditionally approved the RSU Plan Amendment, subject to receipt from the Company of, among other things, evidence of approval from the Company’s stockholders. At the Meeting, the Company’s stockholders will be asked to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving the Amended and Restated RSU Plan (the “RSU Plan Resolution”). Should the RSU Plan Resolution not receive the required approval of the Company’s stockholders, the Amended and Restated RSU Plan will not be adopted, and the existing RSU Plan will remain in place.

The text of the RSU Plan Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

1.	the amended and restated restricted stock unit incentive plan (the “Amended and Restated RSU Plan”) of Bunker Hill Mining Corp. (the “Company”), in the form attached as Schedule “B” to the proxy statement of the Company dated May 16, 2024, be and the same is hereby ratified, confirmed and approved, subject to acceptance by the TSX Venture Exchange or any other applicable regulatory authority;

2.	the Company be and is hereby authorized to grant restricted stock units pursuant to and subject to the terms and conditions of the Amended and Restated RSU Plan, entitling the grantees thereunder to purchase up to that number of shares of common stock of the Company that is equal to 10% of the issued and outstanding shares of common stock as at May 8, 2024;

3.	any director or officer of the Company be and is hereby authorized for and on behalf of the Company to amend the Amended and Restated RSU Plan should such amendments be required by applicable regulatory authorities including, but not limited to, any Canadian stock exchange where the shares of common stock may be listed; and

4.	any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered any and all such declarations, agreements, documents and other instruments, and to do or cause to be done all such acts and things, as such director or officer may deem necessary or desirable to give effect to the foregoing resolution.”

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the RSU Plan Resolution.

Vote Required for Approval

At the Meeting, stockholders and duly appointed proxyholders will be asked to approve the RSU Plan Amendment and, as a result, the adoption of the Amended and Restated RSU Plan. In order for the resolution described herein to pass, a simple majority of affirmative votes cast at the Meeting is required. The full text of the Amended and Restated RSU Plan is attached hereto as Schedule “B.”

Stockholders have the option to vote “FOR” or “AGAINST” the RSU Plan Resolution. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the RSU Plan Resolution.

If you fail to vote or submit a proxy or fail to instruct your broker to vote or vote to “ABSTAIN,” it will have no effect on the outcome of the vote on the RSU Plan Amendment, assuming that a quorum exists. Broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the vote on the RSU Plan Amendment.

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Item 5 — Approval of Stock Option Plan

The Board has a rolling stock option plan (the “Option Plan”) as described under “Equity Compensation Plans—Description of the Option Plan,” pursuant to which the maximum number of shares of common stock that may be reserved for issuance thereunder from time to time shall not exceed 10% of the aggregate number of shares of common stock issued and outstanding from time to time. Pursuant to the policies of the TSXV, a rolling stock option plan, such as the Option Plan, requires stockholder approval annually. The Option Plan was last approved by stockholders at the meeting of stockholders held on August 4, 2023.

Option Plan Resolution

At the Meeting, the Company’s stockholders will be asked to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution ratifying and approving the Option Plan (the “Option Plan Resolution”). Should the Option Plan Resolution not receive the required approval of the Company’s stockholders, the Company will not be able to grant any further Options after November 4, 2024, unless the Company subsequently receives the requisite approval of its stockholders prior to such date.

The text of the Option Plan Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

1.	the stock unit incentive plan (the “Option Plan”) of Bunker Hill Mining Corp. (the “Company”), in the form attached as Schedule “C” to the proxy statement of the Company dated May 16, 2024, be and the same is hereby ratified, confirmed and approved;

2.	the Company be and is hereby authorized to grant stock options pursuant to and subject to the terms and conditions of the Option Plan, entitling option holders to purchase up to that number of shares of common stock of the Company that is equal to 10% of the issued and outstanding shares of common stock at the time of the grant; and

3.	any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such declarations, agreements, documents and other instruments, and to do or cause to be done all such acts and things, as such director or officer may deem necessary or desirable to give effect to the foregoing resolution.”

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the Option Plan Resolution.

Vote Required for Approval

At the Meeting, stockholders and duly appointed proxyholders will be asked to ratify and approve the Option Plan. In order for the resolution described herein to pass, a simple majority of affirmative votes cast at the Meeting is required. The full text of the Option Plan is attached hereto as Schedule “C.”

Stockholders have the option to vote “FOR” or “AGAINST” the Option Plan Resolution. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the Option Plan Resolution.

If you fail to vote or submit a proxy or fail to instruct your broker to vote or vote to “ABSTAIN,” it will have no effect on the outcome of the vote on the Option Plan Resolution, assuming that a quorum exists. Broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the vote on the Option Plan Resolution.

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Item 6 — Non-Binding Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers

Background

Pursuant to Section 951 of the Dodd–Frank Act, the Company’s stockholders are being asked to approve, on a non-binding advisory basis, the compensation of the Company’s NEOs (as defined below) disclosed in this proxy statement in accordance with SEC rules (the “Say-on-Pay Resolution”). This is commonly referred to as a “say-on-pay” vote, as it gives the stockholders the opportunity to communicate to the CGN&C Committee and the Board their views on the compensation of the Company’s NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the compensation policies and practices described in this proxy statement.

The “say-on-pay” vote is advisory only and, therefore, is not binding on the Company, the CGN&C Committee, or the Board, and will not be construed as overruling a decision by, or creating or implying any fiduciary duty for, the Company, the CGN&C Committee, or the Board. Although the vote is non-binding, each of the CGN&C Committee, which is responsible generally for designing and administering the Company’s executive compensation program, and the Board values the opinions expressed by stockholders in their vote on this proposal and will review the voting results, seek to determine the reasons for such results, and take such feedback into consideration when making future compensation decisions for the Company’s executive officers.

Our executive compensation program is heavily weighted toward performance and links our executives’ pay to the achievement of the Company’s current and long-term strategic projects. Please see the “Statement of Executive and Director Compensation—Executive Compensation Discussion and Analysis” section below for detailed information regarding the current compensation program for the Company’s NEOs. We believe that our executive compensation program appropriately incentivizes and rewards our executive team and effectively promotes the interests of both the Company and our stockholders.

Say-on-Pay Resolution

The text of the resolution for the Say-on-Pay Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

1.	the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Meeting pursuant to the executive compensation disclosure rules of the SEC, which proxy statement includes the compensation tables and the narrative discussion that accompanies the compensation tables.”

Board Recommendation

The Board unanimously recommends that the Company’s stockholders vote “FOR” the proposal to approve, on a non-binding advisory basis, the compensation of the Company’s NEOs.

Vote Required for Approval

Approval of the Say-on-Pay Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, assuming that a quorum exists.

Stockholders have the option to vote “FOR” or “AGAINST” the Say-on-Pay Resolution. It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies “FOR” the Say-on-Pay Resolution.

Because the Say-on-Pay Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, an abstention with respect to such vote will have the same effect as a vote against the Say-on-Pay Resolution, assuming that a quorum exists. Broker non-votes are not entitled to vote on the Say-on-Pay Resolution and, therefore, will have no effect on the outcome of the vote on the Say-on-Pay Resolution.

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Item 7 — Non-Binding Advisory Resolution to Approve the Frequency of Future Advisory Votes on Executive Compensation

Background

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders will have an opportunity to provide an advisory vote with respect to the compensation of our NEOs (the “Say-on-Frequency Resolution”). Stockholders have the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our stockholders select a frequency of say-on-pay vote every two years, or a biennial vote.

The structure and terms of our executive compensation program are designed to balance the Company’s financial resources, while also supporting long-term value creation. We believe that a biennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance. One of the key objectives of our executive compensation program is to attempt to ensure that management’s interests are aligned with our stockholders’ interests over the long term.

Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of advisory votes on executive compensation. The Company believes that a biennial vote will provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We therefore believe that a biennial vote is an appropriate frequency to provide management and our CGN&C Committee sufficient time to consider stockholders’ input and to implement any appropriate changes to our executive compensation program.

Regardless of the outcome of the say-on-frequency vote, we intend to continue to consider input from our stockholders during the period between stockholder votes. We seek and are open to input from our stockholders regarding Board and governance matters, as well as our executive compensation program, and have made attempts to ensure there are avenues for our stockholders to submit comments to the Company. We believe our stockholders’ ability to contact us to express specific views on executive compensation reduces the need for and value of more frequent advisory votes on executive compensation.

Say-on-Frequency Resolution

The text of the resolution for the Say-on-Frequency Resolution is as follows:

“BE IT RESOLVED THAT, as an ordinary resolution:

1.	the stockholders approve, on an advisory basis, a vote on the compensation of the named executive officers every two years.”

Board Recommendation

The Board unanimously recommends that the stockholders vote for the approval, on a non-binding advisory basis, of a vote on executive compensation every “TWO YEARS.”

Vote Required for Approval

Approval of the Say-on-Frequency Resolution will require the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, assuming that a quorum exists. Because the Say-on-Frequency Resolution has three possible substantive responses (every three years, every two years, or every one year), if none of the frequency alternatives receives the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency selected by the holders of a plurality of the votes cast.

Stockholders have the option to vote for the approval of a vote on executive compensation every “THREE YEARS,” “TWO YEARS,” or “ONE YEAR.” It is the intention of the Management Designees named in the enclosed form of proxy, if not expressly directed to the contrary in such form of proxy, to vote such proxies for the approval of a vote on executive compensation every “TWO YEARS.”

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If you fail to vote or submit a proxy or fail to instruct your broker to vote or vote to “ABSTAIN,” it will have no effect on the outcome of the vote on the Say-on-Frequency Resolution, assuming that a quorum exists. Broker non-votes are not entitled to vote on the Say-on-Frequency Resolution and, therefore, will have no effect on the outcome of the vote on the Say-on-Frequency Resolution.

STATEMENT OF EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Discussion and Analysis

Introduction

The purpose of this compensation discussion and analysis (“CD&A”) is to provide information about the Company’s executive compensation philosophy, objectives, and processes and to discuss compensation decisions relating to our named executive officers for the most recently completed financial year ended on December 31, 2023 (the “2023 Financial Year”).

The Company had four individuals who qualified as named executive officers for the 2023 Financial Year as follows (collectively, the “NEOs”):

Name	Position
Richard Williams	Executive Chairman
Sam Ash	President and CEO
Gerbrand van Heerden	CFO (appointed effective as of November 1, 2023)
David Wiens	Former CFO (resigned effective as of October 31, 2023)

See “Item 3—Election of Directors—Biographies of Director Nominees” for biographical information concerning Mr. Williams.

See “Item 3—Election of Directors—Biographies of Director Nominees” for biographical information concerning Mr. Ash.

Gerbrand van Heerden (age 47) is the Company’s Chief Financial Officer and Corporate Secretary. Gerbrand is an experienced mining company CFO with over 20 years of mining industry experience. From May 2020 to October 2023, Mr. van Heerden served as the Chief Financial Officer of BMC Minerals Limited. From November 2017 to May 2020, he served in various roles at Trevali Mining Corporation, including as Chief Financial Officer and Senior Vice President of Business Development/Finance. From March 2013 to October 2017, Mr. van Heerden served as the Chief Financial Officer of Rosh Pinah Zinc Corporation (Proprietary) Limited, a subsidiary of Glencore Plc. From October 2005 to March 2013, he served in various roles at Metorex Limited, including as General Manager of Metorex Commercial Services, a finance executive, and as Group Financial Controller. Mr. van Heerden started his professional career as a Tax and Assurance Manager with Deloitte. He is a CPA registered with the Chartered Professional Accountants of British Columbia and a CA(SA) registered in South Africa and holds a Bachelor of Commerce (Honors) Degree in Accounting from the University of Johannesburg.

Corporate Governance, Nominating and Compensation Committee

The Board established the CGN&C Committee in 2022 (i) to identify individuals qualified to become Board members; (ii) to assess and report on the effectiveness of the Board and any committees thereof; (iii) to develop and recommend to the Board a set of corporate governance policies and principles applicable to the Company in light of the corporate governance guidelines published by regulatory bodies having jurisdiction; and (iv) to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The Chair of the Compensation Committee is Ms. Joseph, with Mr. Hall and Ms. Saxton as members. The charter for the Compensation Committee is outlined on Schedule “E” to this Proxy Statement.

The Board and the CGN&C Committee have updated the Company’s overall compensation plan (the “Compensation Plan”) to reflect industry best practices and ensure that executive compensation drives successful execution of the Company’s strategy, thereby ensuring alignment with interests of the stockholders.

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The CGN&C Committee meets on compensation matters as often as required to fulfill its duties. Management plays a key role in compensation policy decisions by making recommendations to the CGN&C Committee.

The CGN&C Committee is also involved in setting and reviewing non-executive director compensation by reviewing and recommending to the Board for approval the annual director retainer, additional committee chair retainers, the value of any equity compensation and how such equity compensation will be provided.

Compensation Committee Interlocks and Insider Participation

No member of the CGN&C Committee was, during the fiscal year ended December 31, 2023, an officer or employee of the Company, and no such member has ever served as an officer of the Company. During the fiscal year ended December 31, 2023, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our CGN&C Committee or the Board.

Corporate Governance, Nominating and Compensation Committee Report

The CGN&C Committee has reviewed and discussed the CD&A with management and, based on such review and discussions, has recommended to the Board that the CD&A be included in this Proxy Statement.

Respectfully submitted by the CGN&C Committee of the Board of Directors,

Cassandra Joseph (Chair)

Dickson Hall

Pamela Saxton

Compensation Philosophy

The goal of the executive compensation philosophy at Bunker Hill is to attract, motivate, retain and reward a proven, high performing and driven management team to attain and exceed performance expectations. The Company’s compensation practices are based on a pay-for-performance philosophy in which assessment of performance is based on the Company’s financial and operational performance as well as individual contributions. To that end, the compensation program is designed to reward each executive based on corporate and individual performance and is also designed to incent such executives to drive the organization’s growth in a sustainable and prudent way.

Compensation Plan

The following key principles underpin the Compensation Plan:

●	the need to attract, retain, motivate and engage high caliber talent whose expertise, skills and performance are critical to the Company’s success;

●	the need to align employee interests with the business objectives of Bunker Hill;

●	the need to focus employees on the key business factors that will drive shareholder value;

●	the need to align compensation with Bunker Hill’s corporate strategy and financial interests as well as the long-term interests of Bunker Hill’s stakeholders; and

●	compensation should be fair and reasonable to stockholders and be set with reference to the local market and similar positions in comparable companies.

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Compensation Review Process

The CGN&C Committee is tasked with the responsibility of, among other things, recommending to the Board compensation policies and guidelines for the Company and for implementing and overseeing compensation policies approved by the Board. Since 2021, the CGN&C Committee has been assisted by an independent compensation consultant, Global Governance Advisors (“GGA”), who conducts pay benchmarking for executive as well as non-employee director positions against peer companies and the broader mining industry. GGA also provides advice to the CGN&C Committee in regards to short and long-term incentive plan design, share ownership guidelines, severance trends as well as compensation and governance disclosure. As part of its work, GGA provides recommendations and guidance to the CGN&C Committee in setting appropriate levels of remuneration and in creating an appropriate compensation structure for selected senior employees within the Company. Additionally, in assessing compensation levels, the CGN&C Committee relies on the experience of its members as officers, directors and advisors of other publicly traded mining companies. The purpose of the compensation assessment process is to:

●	understand the competitiveness of current pay levels for each executive position relative to similar mining companies;

●	identify and understand any gaps that may exist between the Company’s overall compensation structure and the compensation paid by peers and the broader mining industry; and

●	establish a basis for developing salary adjustments and short-term and long-term incentive awards.

The CGN&C Committee reviews on an annual basis the cash compensation, performance, incentive equity and overall compensation package of each executive officer, including our NEOs. It then submits to the Board recommendations for each executive officer with respect to base salary, short-term incentive, and long-term incentive grants under the Option Plan, RSU Plan and/or the DSU Plan (as defined below).

The CGN&C Committee is required to pre-approve any compensation-related engagements by GGA. Although management of the Company may work with GGA on compensation specifics, GGA reports directly to the CGN&C Committee in all engagements undertaken. The Company incurred the following fees for GGA’s work over the past two years:

Year	Executive Compensation-Related Fees		All Other Fees
2023	C$	34,072	Nil
2022	C$	29,108	Nil

During 2023, the CGN&C Committee engaged GGA to review the Company’s peer group as well as provide a comprehensive compensation benchmark analysis for its four highest paid employees and non-employee directors against the approved peer group. By the end of 2023, only the peer group review had been completed with the remainder of the work completed in February 2024.

The work completed in 2024 includes analyses of competitive compensation levels and the short and long-term incentive plan designs at the Company and its peers.

In 2022, GGA was engaged to review the Company’s executive employment agreements and develop internal reporting material as it relates to the current value of compensation held by executives, for review by the CGN&C Committee.

A detailed review of the Company’s peer group as well as top executive and non-employee director compensation similar to the work completed in late 2023 and early 2024 was conducted by GGA in the fall of 2021, which meant less work was required to be performed by GGA in 2022 under a two-year review cycle.

Peer Group

The Company uses the following criteria when determining appropriate peers for benchmarking compensation levels and design in the marketplace:

●	companies of a similar size to Bunker Hill, primarily from a “market cap” perspective, but also considering other factors such as “total assets”;

●	companies with operations in similar geographical locations to Bunker Hill (i.e., Idaho, North America) to account for geographic risk;

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●	companies primarily mining for zinc and/or precious metals;

●	companies who are small producers or in the advanced development phase with manageable capital expenditures;

●	companies with a similar business strategy and scope of operations to Bunker Hill being a single asset developer and focused on sustainable mining; and

●	publicly traded companies on major North American exchanges.

The peer group defines the competitive market, which the Company uses to guide executive compensation design and pay levels. Based on the criteria listed above, the following peer group was used to benchmark compensation for 2023 (the “2023 Peer Group”) for the purpose of evaluating the competitiveness of the Company’s executive, senior management and non-employee director compensation levels and designs:

2023 Peer Group
● ● ● ●	Alexco Resource Corp. Americas Gold & Silver Corporation Aurcana Silver Corp. Electra Battery Materials Corp.	● ● ● ●	Excellon Resources Inc. Excelsior Mining Corp. Foran Mining Corp. Idaho Strategic Resources Inc.	● ● ● ●	Integra Resources Corp. Nevada Copper Corp. Titan Mining Corp. Trevali Mining Corp.

In addition to the peer group outlined above, for additional context the Company also evaluated global mining industry data for companies of a similar size from a “total assets” perspective from GGA’s Global Mining compensation database to provide an overview of broader market trends and practices.

An updated peer group was developed in late 2023/early 2024 to benchmark compensation for 2024 (the “2024 Peer Group”) using the same criteria as outlined above, but reflecting any changes in the Company’s and/or potential peers’ operating conditions and size. The peer group utilized for 2024 is outlined below.

2024 Peer Group
● ● ● ● ●	Americas Gold & Silver Corporation Arizona Metals Corp. Arizona Sonoran Copper Company Century Lithium Corp. Electra Battery Materials Corp.	● ● ● ● ● ● ●	Excelsior Mining Corp. Fireweed Metals Corp. Foran Mining Corp. Idaho Strategic Resources Inc. Integra Resources Corp. Liberty Gold Corp. Nevada Copper Corp.	● ● ● ● ●	Paramount Gold Nevada Corp. Perpetua Resources Corp. Revival Gold Inc. Titan Mining Corp. U.S. Gold Corp.

The companies included in the 2023 Peer Group, but removed from the 2024 Peer Group were ether acquired, went bankrupt or were considered to not be as comparable from a size and operational perspective to Bunker Hill in reviewing compensation for 2024.

Compensation Risk Considerations

The CGN&C Committee considers the implications of the risks associated with the Company’s compensation policies and practices and has concluded that, given the nature of the Company’s business and the role of the CGN&C Committee in overseeing the Company’s executive compensation practices, the compensation policies and practices do not serve to encourage our NEOs to take inappropriate or excessive risks, and no risks were identified arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

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2023 Company Highlights

2023 saw continued advancement of the Bunker Hill Mine restart along with other operational and financial achievements throughout the year, which included:

●	Financing. In June 2023, the Company closed the upsized and improved $67,000,000 non-dilutive project finance package (the “Project Finance Package”) with Sprott Private Resource Streaming & Royalty Corp. (together with its affiliates, “Sprott”), consisting of a $46,000,000 multi-metals stream (the “Stream”) and a $21,000,000 debt facility (the “Debt Facility”). The Stream was envisaged to have the same economic terms as the previously proposed $37,000,000 stream, with a $9,000,000 increase in gross proceeds received by the Company, resulting in a lower cost of capital for the Company. The Company also announced the Debt Facility available for draw at the Company’s election for two years. As a result, total funding commitments from Sprott was envisaged to increase to $96,000,000, including (i) a $8,000,000 royalty convertible debenture (the “RCD”), (ii) $6,000,000 aggregate principal amount of convertible debentures (collectively, the “CD1s”), (iii) $15,000,000 aggregate principal amount of convertible debentures (collectively, the “CD2s”), (iv) the Stream and (v) the Debt Facility. In connection with the Project Finance Package, the RCD was repaid by the Company granting Sprott a life of mine gross revenue royalty of 1.85% and 1.35% from certain primary and secondary claims comprising the Bunker Hill mine. In addition, a $5,000,000 loan facility with Sprott that closed in December 2022 was repaid from the proceeds of the Stream. The parties also agreed to extend the maturities of the CD1s and CD2s to March 31, 2026, when the full $6 million and $15 million, respectively, will become due.

●	Listing Change. Building on the successful refinancing efforts, Bunker Hill announced the receipt of final listing approval from the TSXV. The common stock of the Company began trading on the TSXV on September 8, 2023, under the symbol “BNKR.” The Company’s shares of common stock were voluntarily delisted from the Canadian Stock Exchange at the close of business on September 7, 2023.

●	Mining. During the course of 2023, the Wardner Mine Operating Yard at the Bunker Hill mine site underwent a significant transformation. This included the removal of the old, prefabricated portal and its replacement with upsized steel arch sets. This enlarged Russell Portal supports the planned 1,800 tons per day (“tpd”) operation with additional upside capacity of 2,500 tpd. Whilst this work was underway, connecting the underground to grid power and procurement of a ventilation and air system was completed, which will be installed before the end of 2024.

●	Ore Processing. Engineering of the main Process Plant is advancing on track, including deep pier ground support to commence as part of site preparation for the construction of the Process Plant. All main civil, structural and mechanical outputs are on track. Long-lead procurement orders have already been issued for the pre-engineered metal building, ore silo, conveyors, ball mill starter motor, thickeners tanks and inching drive. Refurbishment of the Pend Oreille mill equipment, the source of the majority of mill components, was well underway at year end.

●	Waste Management. Engineering of the tailings management system is also advancing on track, including optimizing the design of the tailings filter press, paste plant, dry stack tailings storage facilities and all associated elements. The final solution, chosen to maximize long-term sustainability, will ensure that the majority of the waste (>70%) is deposited underground in either existing voids, or as paste backfill with the remainder being placed onto dry stack tailings facilities.

●	Exploration. Preparation for a multi-year exploration and resource conversion/expansion plan was well advanced by year end, with the first phase to commence from underground in the second quarter of 2024 once grid power has been connected to the underground.

●	Governance and Operating System. The Company continues to evolve and refine its operating and governance system, specifically by refining its weekly business plan review (BPR), which enables the Board to receive and respond to a structured weekly update on progress and changes to the Company’s risk and opportunity profile from the CEO by video conference.

●	Awards. In November 2023, the Company won the ESG Developer / Explorer of the Year Award at the Resourcing Tomorrow investment conference, recognizing the importance and effectiveness of the Company’s ESG strategy.

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Compensation Components

The following compensation elements are available to the Bunker Hill’s executive officers:

●	Annual Base Salary. Targeted at or slightly above the median of the peer group and determined by each executive’s experience, expertise, performance and expected contribution to Bunker Hill, with reference to relevant market data. Salaries may be increased as required based on changes in overall responsibilities, individual contribution or changes in the overall marketplace for talent.

●	Short-Term Incentive (“STIP”). Variable component intended to reward eligible employees for achieving annual corporate performance against stated objectives, as described in an annual corporate scorecard, and an employee’s individual achievement of key objectives—as outlined in an individual annual scorecard, each approved by the Board. Performance and targets may be both quantitative and qualitative in nature. STIP is usually paid in cash, although it may be paid as a mix of cash and restricted stock units (“RSUs”) as determined by the CGN&C Committee.

●	Long-Term Incentive (“LTIP”). Intended to assist Bunker Hill in attracting and retaining the critical talent needed to achieve the Company’s long-term strategic objectives. LTIP also aids in promoting greater share ownership by executives in the Company over time through a mixture of RSUs, deferred share units (“DSUs”) and Options.

●	Employee Benefits. As appropriate to align with general market practices. Employee benefits are not intended to make-up a large portion of an executive’s compensation package as the philosophy at Bunker Hill is to reward executives primarily through a performed-driven compensation package where the majority of the compensation is “at risk” and related to the achievement of performance targets.

Base Salary

In determining annual base salaries of NEOs, the Board, with the recommendation of the CGN&C Committee, considered the following factors:

●	current competitive market and economic conditions;

●	compensation levels within the peer group;

●	company performance both in absolute terms as well as relative to peers;

●	affordability for the Company; and

●	the particular skills and expected contribution of each NEO.

The annual base salary for each NEO in the 2023 fiscal year was as follows:

Name of NEO	Position	2022 Base Salary	2023 Base Salary
Richard Williams	Executive Chairman	$240,000	$240,000
Sam Ash	President and CEO	$270,000	$270,000
Gerbrand van Heerden	CFO	N/A	$283,000	(1)
David Wiens	Former CFO	$219,848	$220,000	(2)

(1)	Figure represents the full annualized base salary for Mr. van Heerden, who was appointed effective as of November 1, 2023. The actual base salary received in 2023 was $52,000.

(2)	Figure represents the full annualized base salary for Mr. Wiens, who resigned effective as of October 31, 2023. The actual base salary received in 2023 was $185,727.

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2023 Corporate Scorecard

In line with industry best practice, the Company records its performance making use of a comprehensive, balanced and rigorous corporate scorecard. The corporate scorecard with regard to 2023 performance is outlined below:

2023 Bunker Hill Company Scorecard
Category	Metric	Measure
		Threshold (50%)	Target (100%)	Max (150%)
Sustainability & Impact (15%) LTI–Loss Time Injury RI–Reportable Injury SS citation–Serious & Substantial	Health & Safety Total Recordable Injury Frequency (“TRIF”) (3%)	1-LTI, >1 RI <50% SS citations	0-LTI, 1 RI <25% SS citations	0-LTI, 0-RI <10% SS citations
	Health & Safety FRCS (2%)	● Design and rollout a fatal risk control standard (“FRCS”) and ensure measures are effective for top 10 fatal risks (target: 10, maximum: 15)
Environment and Permitting (10%)

● License obligations maintained.

● Secure water discharge permit from Idaho Department of Environmental Quality (“IDEQ”)/U.S. Environmental Protection Agency (“EPA”) or viable option to lease or buy the Central Treatment Plant (“CTP”) by end of year (“EOY”).

● Secure all project construction and operating permits on time, and with no negative impact on project budget or timetable.

Project Delivery (35%)		Target (100%)		Max (150%)
	Engineering Studies (10%)	Conclude final engineering studies for Process Plant, tailings management and paste backfill by EOY on budget.		Achieve this at >10% under budget
	Process Plant and Bunker Yard (10%)	Clear Bunker Yard for construction (dismantle buildings), affirm final layout, refurbish motor barn, commence mill refurbishment, conclude purchase of GS Mill.		Achieve this at >10% under budget
	Underground Development (10%)	Conclude ramp extension, Russell portal expansion, ventilation, and power upgrades by EOY on budget.		Achieve this at >10% under budget
	Marketing and Concentrate Sales (2.5%)	Secure concentrate sales agreement for zinc and lead-silver concentrates with Teck Resources (“Teck”) by end of H1 at optimal terms.		Achieve this by end of Q2
	Toll Milling (2.5%)	Secure toll-milling or ore purchase agreement within 2023.		Commence operation by EOY
Balance Sheet and Financing (25%)	Initial Project Finance (15%)	Achieve full project funding by end of H1 through a combination of (i) Sprott stream, (ii) permitted indebtedness, and/or (iii) equity.		Secure this by end of Q1
	Lower Cost of Capital (5%)	Materially adjust the cost of the restart capital by EOY, by refinancing the debt, injecting equity or other means.		Secure this by end of Q3
	Up-listing (5%)	Achieve TSXV listing by EOY.		Secure this by end of Q3
Organization and Cultural Development (15%)	Corporate Vision and Values (2.5%)	Finalize, publish, and embed distinctive corporate vision, values, and culture statements in to ensure clear focus and teamwork.		N/A
	Organizational Structure (5%)	Enhance in-house finance, investor relations (IR), human resources (HR), and technical capability by EOY.		Secure this by end of Q3
	Management System (5%)	Build and issue approved 24-month budget and monthly reporting system by Q4 (along with early steps towards embedding an enterprise resource planning (“ERP”) system); as well as move to formal quarterly Board/Committee calendar; implement and train weekly business plan review (“BPR”) process.		Achieve this by Q3
	Third Party ESG Assessment (2.5%)	Achieve a minimum BBB rating via third party (Digbee) assessment by EOY.		Achieve AA rating
Growth and Optimization (10%)	London Joint Venture (“JV”) (2.5%)	Secure finance for the development of the London JV by EOY.		Conduct initial exploration work by EOY
	Organic Exploration (2.5%)	Build geology team and affirm and resource plan to materially expand resources in 2024.		Execute this in 2023
	Project Optimization (5%)	Revise project plan in ways that materially improve economics via expanding throughput, improving recoveries, or other opportunities at necessary.		Secure >50% increase in Net Present Value (“NPV”)8%

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Having reviewed the corporate performance in 2023, the following scores were awarded by the Board based upon the achievements highlighted above:

2023 Bunker Hill Company Scorecard—Results
Section	Metric	Score	Comment
Sustainability & Impact (15%) LTI–Loss Time Injury RI–Reportable Injury SS citation–Serious & Substantial	Health & Safety TRIF (3%)	4.5%	Maximum TRIF performance achieved.
	Health & Safety FRCS (2%)	1%	Only 5/10 FRCS measures considered effective.
	Environment and Permitting (10%)	5%

● License obligations maintained.

● Advanced process to secure water discharge permit from IDEQ/EPA or viable option to lease or buy the CTP.

● Did not achieve air permit and associated pre-permit to construct (PPTC) by the end of the year.

	Section Total (/15)	10.5%
Project Delivery (35%)	Engineering Studies (10%)	7.0%	Filtration and paste plants completed on schedule; dry stack tailings plan to be concluded in 2024.
	Process Plant and Bunker Yard (10%)	15%	Maximum performance achieved and >10% under budget.
	Underground Development (10%)	10%	Completed ramp extension, Russell portal optimization achieved; ventilation and power upgrades on schedule and budget.
	Marketing and Concentrate Sales (2.5%)	2.0%	Secured zinc contract from Teck; and advanced silver-lead contract (to be concluded in Q1 2024).
	Toll Milling (2.5%)	0%	Did not secure toll-milling or ore purchase agreement within 2023.
	Section Total (/35)	34%
Balance Sheet and Financing (25%)	Initial Project Finance (15%)	7.5%	Failed prospectus offering in Q1, but full project finance secured under pressure; and with expanded stream by Q2.
	Lower Cost of Capital (5%)	0%	Re-financing process started for 2024.
	Up-listing (5%)	7.0%	Maximum performance achieved as TSXV up-listing completed ahead of schedule.
	Section Total (/25)	15%
Organization and Cultural Development (15%)	Corporate Vision and Values (2.5%)	2.5%	Finalized, published, and embedded distinctive corporate vision, values, and culture statements for the Company,
	Organizational Structure (5%)	5%	Hired or appointed a new, experienced CFO, Vice President Exploration and non-executive director.
	Management System (5%)	5%	Built and issued an approved 24-month budget and monthly reporting system by Q4 (along with early steps towards embedding an ERP system) and moved to formal quarterly Board/Committee calendar; implemented BPR as well.
	Third Party ESG Assessment (2.5%)	0%	Did not receive BBB rating in 2023, but did win ESG Developer of the Year (London).
	Section Total (/15)	12.5%
Growth (10%)	London JV (2.5%)	0%	Did not secure financing for the development of the London JV end of the year.
	Organic Exploration (2.5%)	2.5%	Built geology team and affirmed a resource plan to materially expand resources in 2024.
	Project Optimization (5%)	5.0%	Concluded Bunker 2.0 conceptual study, indicating >75% increase in NPV.
	Section Total (/10)	7%
Group Score 2023	Total (/100)	79%	Improvement over 2022

Short-Term Incentive Awards for 2023 Performance

The formula for calculating the annual STIP payout is shown below:

The Board approved STIP targets of 60% or 70% of the base salary for each NEO in relation to 2023 performance.

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As described in the formula above, the overall rating is based upon corporate and individual scores weighted for each NEO as follows:

Name of NEO	Position	Corporate Multiplier	Individual Multiplier
Richard Williams	Executive Chairman	70%	30%
Sam Ash	President and CEO	70%	30%
Gerbrand van Heerden	CFO	70%	30%
David Wiens	Former CFO	60%	40%

The maximum combined score for each NEO is 150, noting that the CGN&C Committee has discretion to adjust the STIP amounts based upon individual performance, overall contribution, and the strategic needs of the Company.

The CGN&C Committee met in February 2024 to review the individual performance of the NEOs and awarded the following scores:

Name of NEO	Position	Company Scorecard	Individual Scorecard	Combined score (after multipliers applied)
Richard Williams	Executive Chairman	79	110	88.3
Sam Ash	President and CEO	79	110	88.3
Gerbrand van Heerden	CFO	79	80	79.3
David Wiens	Former CFO	79	-	-

Based on the above scores, the CGN&C Committee determined the following 2023 STIP awards.

Name of NEO	Position	2023 STIP
Richard Williams	Executive Chairman	$127,152
Sam Ash	President and CEO	$143,046
Gerbrand van Heerden(1)	CFO	$28,253
David Wiens(1)	Former CFO	Nil

(1)	Mr. van Heerden’s STIP award has been pro-rated based on time spent as Chief Financial Officer in the 2023 Financial Year. Mr. Wiens resigned from his position as CFO and Corporate Secretary of the Company effective as of October 31, 2023.

Long-Term Incentive Awards

Except as otherwise noted below, the LTIP awards for 2023 were granted in the form of RSUs on July 4, 2023, based on an approved target of 115% of 2023 base salary for each NEO, as follows:

2023 LTIP Awards

Name of NEO	Position	2023 LTIP(1)		Number of RSUs Granted	Grant Price
Richard Williams	Executive Chairman	$270,096	(2)	1,588,800	$0.17
Sam Ash	President and CEO	$303,790	(2)	1,787,000	$0.17
Gerbrand van Heerden	CFO	-		-	-
David Wiens	Former CFO	$185,673	(2)(3)	1,456,400	$0.17

(1)	The number of RSUs granted was determined by multiplying each NEO’s 2023 LTIP amount by the closing share price of the Company’s stock on the date of grant. All C$ amounts have been converted to US$ using the C$/US$ exchange rate as of July 4, 2023.

(2)	The RSUs granted to Mr. Williams, Mr. Ash and Mr. Wiens in July 2023 vest in one-third equal increments on March 31 of 2024, 2025 and 2026 and were calculated using a share price of C$0.23.

(3)	The RSUs granted to Mr. Wiens in July 2023 were forfeited on October 31, 2023, the effective date of his resignation from the Company.

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Share Ownership Guidelines

Effective June 2022, Bunker Hill implemented share ownership guidelines pursuant to which executives of the Company are encouraged to own a significant number of shares of common stock in order to further align their interests with those of the stockholders. Compliance with the guidelines is required by 2027 for Messrs. Williams and Ash and by 2028 for Mr. van Heerden.

Pursuant to the share ownership guidelines, the Executive Chairman and the Chief Executive Officer should each hold shares of common stock, RSUs and DSUs having an aggregate acquisition cost or fair market value (as of the end of each fiscal year), whichever is greater, of at least three times the value of their annual base salary. The Chief Financial Officer should hold at least two times the value of his annual base salary.

Provided in the table below is a summary of the share ownership level of current NEOs as of December 31, 2023:

	Share Ownership		Total Equity Ownership
Name of NEO and Position	Guideline (multiple of annual salary)	Ownership Requirement(1)	Number of Shares of Common Stock	RSUs	Value of Equity Ownership(1)(2)	Met Ownership Guideline
Richard Williams Executive Chairman and Director	3x	$720,000	3,529,064	2,329,304	487,238	N/A
Sam Ash President, CEO and Director	3x	$810,000	2,416,731	2,720,467	427,258	N/A
Gerbrand van Heerden CFO	2x	$564,000	-	-	-	N/A

(1)	All C$ amounts have been converted to US$ using the C$/US$ exchange rate as of December 29, 2023.

(2)	Value of equity ownership is equal to the number of outstanding awards multiplied by C$0.11, the closing price on the TSXV for the shares of common stock on December 29, 2023.

Summary Compensation Table

The following table sets forth, for the years indicated, all compensation paid, distributed or earned for services, including salary and bonus amounts, rendered in all capacities by the NEOs during the 2023 and 2022 fiscal years. The information contained below represents compensation earned by the NEOs for their work related to the Company:

Name of NEO and Position	Year	Salary ($)	Bonus ($)	Stock awards(1)(2) ($)	Option awards ($)	All other compensation ($)	Total compensation ($)
Richard Williams	2023	240,000	46,253	339,846	-	-	626,099
Executive Chairman and Director	2022	240,000	132,084	128,964	-	-	501,048
Sam Ash	2023	270,000	48,924	371,717	-	-	690,641
President, CEO and Director	2022	270,000	168,000	145,085	-	-	583,085
Gerbrand van Heerden(3)	2023	52,000	80,000	-	-	-	132,000
CFO	2022	-	-	-	-	-	-
David Wiens(4)	2023	199,998	46,675	185,673	-	3,600	435,946
Former CFO	2022	219,848	163,467	118,217	-	-	501,532

(1)	The amounts reported in the above table reflect the aggregate grant date fair value of RSU awards, calculated in accordance with FASB ASC Topic 718. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements, as set forth in Note 10 to the financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 12, 2024. All 2023 and 2022 C$ amounts have been converted to US$ using the C$/US$ exchange rate as of the applicable grant or vesting date.

(2)	2021 RSUs that were awarded in 2022 are included in the 2022 stock awards and 2022 RSUs that were awarded in 2023 are included in the 2023 stock awards.

(3)	Mr. van Heerden was appointed as Chief Financial Officer effective as of November 1, 2023.

(4)	Mr. Wiens resigned as Chief Financial Officer effective as of October 31, 2023.

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Incentive Plan Awards

The following table provides information regarding the incentive plan awards for each NEO outstanding as of December 31, 2023:

Outstanding Equity Awards At 2023 Fiscal Year-End

	Option Awards(1)					Stock Awards(1)
Name of NEO and Position	Number of shares of common stock underlying unexercised Options (#) exercisable	Number of shares of common stock underlying unexercised Options (#) unexercisable		Option exercise price (C$)	Option expiration date	Number of shares or units of shares that have not vested (#)		Market or payout value of share awards that have not vested ($)(7)
Richard Williams	-	-		-	-	740,504	(3)	61,587
Executive	-	-		-	-	1,588,800	(3)	132,140
Chairman	2,968,244	989,415	(2)	0.55	4/20/2025	-
	-	-		-	-	1,250,000	(4)	-
Sam Ash	-	-		-	-	100,000	(5)	8,317
President and	-	-		-	-	833,067	(3)	69,286
CEO	-	-		-	-	1,787,400	(6)	148,657
Gerbrand van Heerden CFO	-	-		-	-	-
David Wiens Former CFO	1,037,977	-		0.335	10/31/2024	-

(1)	All C$ amounts have been converted to US$ using the C$/US$ exchange rate as of December 29, 2023.

(2)	These Options became exercisable on April 20, 2024.

(3)	Half of these RSUs vested on March 31, 2024 and the balance will vest on March 31, 2025.

(4)	These DSUs vested on April 21, 2024.

(5)	These RSUs vested on April 14, 2024.

(6)	One-third of these RSUs vested on March 31, 2024 and the balance will vest in equal increments on March 31, 2025 and March 31, 2026.

(7)	Value is equal to the number of outstanding awards multiplied by C$0.11, the closing price on the TSXV for the shares of common stock on December 29, 2023.

Termination and Change of Control Benefits

The Company has various employment agreements with certain executives, which provide for compensation and certain other benefits and for severance payments under certain circumstances. Certain employment agreements also contain clauses that become effective upon a change of control of the Company, as described above. The Company may be obligated to pay certain amounts to such employees upon the occurrence of any of the defined events in the various employment agreements.

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The Company has provided change of control benefits to certain senior officers to encourage them to continue their employment in the event of a purchase, sale, reorganization, or other significant change in the business. These benefits have a “double trigger” meaning that an event of termination is also required in a change of control to trigger a severance payment.

If the employment agreement of the senior officer is terminated by the (a) Company without just cause, or (b) senior officer for good reason pursuant to the terms of the employment agreement, at any time within 12 months of a change of control, the Company is required to make a lump sum severance payment equal to 24 months of base salary. In addition, at such time all awards shall be deemed to have vested, and all restrictions and conditions applicable to such awards shall be deemed to have lapsed and the awards shall be issued and delivered.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the implementing rules under Item 402(v) of Regulation S-K, we are providing the following pay versus performance disclosure.

Pay versus Performance Table

The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and the compensation of our other non-PEO NEOs, for each of the years ending December 31, 2022 and 2023, as such compensation relates to our financial performance for each year.

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Income / Loss (thousands)(5)
2023	$784,763	$670,482	$418,841	$380,063	$100	$(12,877)
2022	$464,009	$437,944	$399,979	$409,997	$65	$1,152

(1)	In his capacity as Chief Executive Officer, Mr. Ash is included as our PEO for 2023 and 2022. See the Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table below for additional details.

(2)	In 2023, the non-PEO NEOs comprise of Messrs. Williams, van Heerden and Wiens.

(3)	In 2022, the non-PEO NEOs comprise of Messrs. Williams and Wiens.

(4)	Total Shareholder Return (“TSR”) represents the value as of the end of each relevant fiscal year of a hypothetical $100 investment in the Company’s common stock on December 31, 2021, assuming dividend reinvestment. No dividends were paid by the Company in the covered years.

(5)	Represents the Company’s net income / net loss as disclosed on our annual report on Form 10-K for the respective year.

Summary Compensation Table Total versus Compensation Actually Paid Reconciliation Table

The following table contains a reconciliation of the amounts reflected in the Summary Compensation Table for Mr. Ash and our other named executive officers (other than the PEO) for each year covered by the Pay Versus Performance Table above (as reported in columns (b) and (d) above, respectively) as compared to the Compensation Actually Paid to Mr. Ash and Average Compensation Actually Paid to our other named executive officers (other than the PEO) for each such covered year (as reported in columns (c) and (e) above, respectively). The Company’s named executive officers (other than the PEOs) whose compensation is used to calculate the average amounts in the pay for performance table above for fiscal year ended December 31, 2023 are Messrs. Williams, van Heerden and Wiens and, for fiscal year ended December 31, 2022, Messrs. Williams and Wiens.

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Adjustments(1)(2)		PEO		Other NEO Average
		2023	2022	2023	2022
Summary Compensation Table Total		$784,763	$464,009	$418,841	$399,979
Deduction for amount reported in “Option Awards” column of the Summary Compensation Table	(-)	$-	$-	$-	$-
Deduction for amount reported in “Stock Awards” column of the Summary Compensation Table	(-)	($371,717)	($145,085)	($175,173)	($123,591)
Addition of fair value at fiscal year (FY) end, of equity awards granted during the FY that remained outstanding	(+/-)	$148,657	$156,846	$84,423	$133,609
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the year	(+/-)	$172,201	$-	$102,163	$-
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding	(+/-)	($39,513)	($32,447)	($10,453)	($-)
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY	(+/-)	($23,909)	($5,379)	($11,338)	($ -)
Deduction of the fair value at the prior FY end for awards granted in prior FY that failed to meet their vesting conditions	(+/-)	$-	$-	($28,400)	$-
Addition of the dollar value of any dividends paid on awards granted during the FY prior to the vesting date not otherwise included in the total compensation for the FY	(+)	$-	$-	$-	$-
Compensation Actually Paid		$670,482	$437,944	$380,063	$409,997

(1)	Equity valuations have been calculated in accordance with the requirements for Compensation Actually Paid in accordance with the fair value requirements under ASC 718. Adjustment for RSUs represents the sum of changes in fair value during the fiscal year. The RSUs vest pro-ratably over three years except for an award granted to Mr. Ash, Mr. Williams, and Mr. Wiens made in June 2023 which was fully vested on the date of grant and an award granted to Mr. Ash, Mr. Williams and Mr. Wiens made in July 2023 which vests pro-ratably on March 31, 2024, March 31, 2025 and March 31, 2026. See the Executive Compensation Discussion and Analysis for a description of the awards and the rationale.

(2)	All 2023 and 2022 C$ amounts have been converted to US$ using the C$/US$ exchange rate as of the applicable grant or vesting date.

Compensation Actually Paid and Cumulative TSR

The following graph reflects the relationship between the amount of “compensation actually paid” to Mr. Ash and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Ash) with the Company’s cumulative TSR over the two years presented in the table.

Compensation Actually Paid and GAAP Net Income / Net Loss

The following table reflects the relationship between the amount of “compensation actually paid” to Mr. Ash and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Ash) with the Company’s net income / net loss, as applicable, as reported under U.S. generally accepted accounting principles (GAAP), over the two years presented in the table. The Company does not use net income or net loss as a performance measure in the overall executive compensation program.

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Director Compensation

The general policy of the Board is that compensation for independent directors should be a fair mix between cash and equity-based compensation. Additionally, the Company reimburses directors for reasonable expenses incurred during the course of their performance. There are no long-term incentive or medical reimbursement plans. The Company does not pay directors who are part of management for Board service in addition to their regular employee compensation. Therefore, Mr. Richard Williams, Executive Chairman of the Company, and Mr. Sam Ash, President and Chief Executive Officer of the Company, do not receive any additional compensation for their director roles. See “Compensation Discussion and Analysis” above for the compensation paid to Messrs. Williams and Ash as NEOs.

The Board determines the amount of director compensation and relies on the CGN&C Committee to provide recommendations as it relates to any adjustments required to director compensation. The following table outlines the cash retainer amounts provided to specific Board positions in the 2023 Financial Year:

Position	Cash Retainer (C$)
Lead Independent Director	$42,000
Board Member	$42,000
Audit Committee Chair	$5,000
Governance & Nominating Committee Chair	$5,000

The Chair of the Growth Committee receives a C$12,000 cash retainer annually, but this committee is not considered a regular standing committee.

Board members historically have also received sign-on equity awards in the form of DSUs upon joining the Board. That said, there were no equity grants made to non-employee directors during 2023.

The following table provides information regarding compensation paid to the Company’s directors (other than a director who was a NEO) during the 2023 Financial Year:

Director Compensation Table

Name	Fees earned ($)	Share-based awards(1) ($)		Option-based awards ($)	Non-equity incentive plan compensa-tion ($)	Change in pension value and nonqualified deferred compensa-tion earnings ($)	All other compensa-tion ($)	Total ($)
Mark Cruise	31,240	65,103	(3)	-	-	-	-	96,343
Dickson Hall	-	65,103	(3)	-	-	-	-	65,103
Cassandra Joseph	34,832	75,119	(3)	-	-	-	-	109,951
Pamela Saxton	34,832	75,119	(3)	-	-	-	-	109,951
Paul Smith(2)	19,322	40,684	(4)	-	-	-	-	60,006

(1)	All amounts have been converted to US$ using the C$/US$ exchange rate as of the applicable grant date.

(2)	Mr. Smith was appointed as a director effective July 6, 2023.

(3)	DSUs granted to Mark Cruise, Dickson Hall, Cassandra Joseph and Pamela Saxton are calculated using a share price of C$0.23 on the applicable grant date and vest on July 4, 2024.

(4)	DSUs granted to Paul Smith are calculated using a share price of C$0.22 on the applicable grant date and vest on July 6, 2024.

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Directors and Officer’s Liability Insurance

As at December 31, 2023, the Company maintained C$10,000,000 of group liability insurance for the protection of the directors and officers of the Company. In the fiscal year ended December 31, 2022, the Company paid an annual premium of $70,000 for such policy. There is a deductible of $25,000 per claim and a deductible of $150,000 for U.S. securities claims.

Pension, Retirement of Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. The Company has no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that Options, RSUs and DSUs may be granted at the discretion of the Board or a committee thereof.

Equity Compensation Plans

Overview

The Company has maintained equity compensation plans under which Options have been granted since April 19, 2011 and under which RSUs are granted since March 25, 2020. Stockholders last approved amendments and restatements of both the Option Plan and the RSU Plan on August 4, 2023.

The Company also maintains a deferred share unit plan, as adopted by the Company on April 21, 2020 (the “DSU Plan”). No shares of common stock have been issued or are issuable under the DSU Plan.

As at the end of the 2023 Financial Year: (i) 8,970,636 Options are outstanding under the Option Plan; (ii) 7,044,527 RSUs are outstanding under the RSU Plan; and (iii) 7,067,280 DSUs are outstanding under the DSU Plan.

The following table provides information as of December 31, 2023, with respect to shares of common stock that may be issued pursuant to Options granted under the Option Plan and the vesting of RSUs granted under the RSU Plan.

Plan Category	Number of shares of common stock to be issued upon exercise of outstanding Options and RSUs (a)	Weighted-average exercise price of outstanding Options (b) (C$)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Option Plan	8,970,636	0.38	23,295,512
RSU Plan	7,044,527	N/A	19,536,548
Total	16,015,163	-	42,832,060

Description of the Option Plan

The Option Plan is a “rolling” stock option plan, under which the maximum number of shares of common stock reserved for issuance under the Option Plan shall not exceed 10% of the shares of common stock issued and outstanding (on a non-diluted basis) at any given time. The purpose of the Option Plan is to advance the interests of the Company by: (i) providing certain employees, senior officers, directors, persons conducting Investor Relations Activities (as defined in the policies of the TSXV) and consultants of the Company (collectively, the “Optionees”) with additional performance incentives; (ii) encouraging common stock ownership by the Optionees through the grant of Options; (iii) increasing the proprietary interest of the Optionees in the success of the Company; (iv) encouraging the Optionees to remain with the Company; and (v) attracting new employees, officers, directors and consultants to the Company.

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Pursuant to the Option Plan, the Board may from time to time, in its discretion, grant Options to Optionees in consideration of them providing their services to the Company or its affiliate. The number of shares of common stock subject to each Option is determined by the Board within the guidelines established by the Option Plan. The Options enable the Optionees to purchase shares of common stock at a price fixed pursuant to such guidelines, subject to (b) in the list immediately below. The Options are exercisable by the Optionee giving the Company notice and payment of the exercise price for the number of shares of common stock to be acquired. The Option Plan authorizes the Board to grant Options to the Optionees on, among others, the following terms:

(a)	The maximum number of shares of common stock available for issuance from treasury under the Option Plan at any given time is 10% of the issued and outstanding shares of common stock as at the date of grant of an Option under the Option Plan, subject to adjustment or increase of such number pursuant to the terms of the Option Plan. Any shares of common stock subject to an Option which has been granted under the Option Plan and which has been surrendered, terminated, or expired without being exercised, in whole or in part, will again be available under the Option Plan.

(b)	The exercise price for a share of common stock underlying an Option shall be determined by the Board (or a committee thereof) at the time such Option is granted, provided that the exercise price shall not be less than the closing price of the shares of common stock on the principal stock exchange(s) upon which the shares of common stock are listed and posted for trading on the trading day immediately preceding the grant date of such Option.

(c)	Options may be exercisable for a term of up to ten (10) years.

(d)	Options are not transferable or assignable.

(e)	Although the majority of Options currently issued and outstanding are subject to varied vesting schedules (based on time and achievement of certain milestones), unless the Board determines otherwise, Options issued pursuant to the Option Plan have no required vesting schedule, other than Options granted to persons conducting Investor Relations Activities for the Company which must vest in stages over 12 months with no more than one-quarter (¼) of the Options vesting in any three (3) month period.

(f)	In the event an Optionee ceases to be eligible for the grant of Options under the Option Plan, the Options previously granted to such person will cease to be exercisable within a period of 12 months following the date such person ceases to be eligible under the Option Plan.

(g)	In the event that a take-over bid or issuer bid is made for all or any of the issued and outstanding shares of common stock, then the Board may, by resolution, permit all outstanding Options to become immediately exercisable in order to permit shares of common stock issuable under such Options to be tendered to such bid.

(h)	Subject to the prior acceptance of the TSXV (if applicable) and any other applicable regulatory authority and the requirements of the policies of the TSXV, the Board may not, unless the approval of the Company’s disinterested stockholders has been obtained in accordance with TSXV Policy 4.4 – Security Based Compensation (“TSXV Policy 4.4”):

a.	extend the expiry date of unexercised Options held by any Insider;

b.	increase the maximum number of shares of common stock that may be reserved under the Option Plan for issuance pursuant the exercise of Options (other than pursuant to any limitations set out in the Option Plan);

c.	grant to Insiders (as a group), within a 12-month period, an aggregate number of Options which, taken together with any other Security Based Compensation (as defined in TSXV Policy 4.4) granted to such Insiders, exceeds 10% of the issued and outstanding shares of common stock, calculated at the date the Option is granted to any Insider;

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d.	grant to any one person, within a 12-month period, an aggregate number of Options which, taken together with any other Security Based Compensation granted to such person, exceeds 10% of the issued and outstanding shares of common stock, calculated at the date the Option is granted to such person; and

e.	increase the maximum aggregate number of shares of common stock issuable pursuant to the exercise of Options and other Security Based Compensation granted or issued to Insiders (as a group) which exceeds 10% of the issued and outstanding shares of common stock.

notwithstanding the foregoing:

x.	the maximum aggregate number of shares of common stock issuable pursuant to all Security Based Compensation granted or issued to any one consultant cannot exceed 2% of the issued and outstanding shares of common stock, calculated as at the date any Security Based Compensation is granted or issued to such consultant;

y.	the maximum aggregate number of shares of common stock issuable pursuant to all Security Based Compensation granted or issued to all persons conducting Investor Relations Activities cannot exceed 2% of the issued and outstanding shares of common stock, calculated as at the date any Security Based Compensation granted or issued to such person; provided, however, that without the prior acceptance of the TSXV, Options granted to persons conducting Investor Relations Activities for the Company must vest in stages over twelve months with no more than ¼ of the Options vesting in any three-month period; and

z.	the annual grant of Options under the Option Plan to any one non-employee director, in combination with all other Security Based Compensation granted to such non-employee director, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of C$150,000 per non-employee director, provided that the total value (based on grant date fair value as determined by the Board) of Options issuable to any one non-employee director in any one year period shall not exceed C$100,000;

Subject to the prior approval of any applicable regulatory authorities and/or stock exchange and the consent of the holder of the Option affected thereby, the Board may amend or modify any outstanding Option in any manner to the extent that the Board would have had the authority to initially grant the Option as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, an Option becomes exercisable; provided, however, that the consent of the holder of the Option shall not be required where the rights of the holder of the Option are not adversely affected.

The Board has the power to approve amendments relating to the Option Plan or to Options, but only with the approval of the Company’s disinterested stockholders, to the extent that such amendments relate to any of the following: (i) any amendment to the number of shares of common stock issuable under the Option Plan, including an increase to a fixed maximum number of shares of common stock or a change from a fixed maximum number of shares of common stock to a fixed maximum percentage; (ii) any change to the definition of the Participants (as defined in the Option Plan) which would have the potential of broadening or increasing Insider participation; (iii) the addition of any form of financial assistance; (iv) any amendment to a financial assistance provision which is more favourable to the Participants; (v) any addition of a cashless exercise feature payable in cash or shares of common stock which does not provide for a full deduction of the number of underlying shares of common stock from the Option Plan reserve; (v) the addition of a DSU or RSU or any other provision which results in the Participants receiving shares of common stock while no cash consideration is received by the Company (other than a cashless exercise discussed above); (vi) discontinuance of the Option Plan; and (vii) any other amendments that may lead to significant and unreasonable dilution in the Company’s outstanding securities or may provide additional benefits to Participants, especially Insiders at the expense of the Company and the existing stockholders.

The Board may, without the approval of stockholders and subject to receipt of requisite regulatory approval, where required, in its sole discretion make amendments to the Option Plan or Options that are not of the type contemplated above including, without limitation: (i) amendments of a “housekeeping” or clerical nature; (ii) a change to the vesting provisions of a security or the Option Plan; (iii) amendments to reflect any requirements of any regulatory authorities to which the Company is subject, including the TSXV; (iv) a change to the termination provisions of a security or the Option Plan which does not entail an extension beyond the original expiry date; and (v) amendments to reflect changes to applicable laws or regulations.

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The full text of the Option Plan is attached hereto as Schedule “C.”

Description of the RSU Plan

The purpose of the RSU Plan is to attract and retain highly qualified officers, directors, key employees, consultants and other persons (collectively, the “Grantees”), and to motivate such officers, directors, key employees, consultants and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by granting RSUs to such Grantees as an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. Any of these awards of RSUs may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof (as such performance goals are specified in the RSU Plan). The RSU Plan is intended to complement the Company’s other security based compensation plans by allowing the Company to offer a broader range of incentives to diversify and customize the rewards for management and staff to promote long term retention.

The RSU Plan currently provides for a fixed maximum limit of 26,581,075 RSUs that may be granted under the RSU Plan, representing 10% of the total number of issued and outstanding shares of common stock as at July 5, 2023, with each RSU granted thereunder representing one share of common stock. The Board may, in its sole discretion, establish a period of time (a “Vesting Period”) applicable to such RSUs, subject to a minimum Vesting Period of one (1) year. Each award of RSUs may be subject to a different Vesting Period. The Board may, in its sole discretion, prescribe restrictions in addition to or other than the expiration of the Vesting Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the RSUs. The performance criteria will be established by the Board in its sole discretion. The Board may, in its sole discretion, revise the performance criteria. Notwithstanding the foregoing: (i) RSUs shall vest in full from a period beginning on the date of grant of an RSU (the “Grant Date”) to the date which is not later than three (3) years from the Grant Date; (ii) RSUs for which vesting may be accelerated by achieving performance targets shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; and (iii) at the election of an Outside Director (as defined in the RSU Plan) at the time the RSUs are granted, (A) RSUs may vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date and (B) if no election is made, upon the earlier of a Change of Control (as defined in the RSU Plan) or his or her resignation from the Board.

Restrictions on any RSUs shall lapse immediately and become fully vested in the Grantee upon a Change of Control. If an employment is terminated with cause, the Company may, within 30 days, annul an award if the Grantee is an employee of the Company or an affiliate thereof. If a Grantee’s employment is terminated with or without cause, unless the Board otherwise provides in an award agreement or in writing after the award agreement is issued, any RSUs that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon the death of a Grantee, any RSUs granted to said Grantee which, prior to the Grantee’s death, have not vested, will immediately vest, subject to the pass of one (1) year from the Grant Date, and the Grantee’s estate shall be entitled to receive payment in accordance with the terms of the RSU Plan. Notwithstanding any other provision in the RSU Plan, the period in which the Grantee’s estate may make such a claim of entitlement must not exceed one (1) year from the date of the Grantee’s death.

If any shares of common stock covered by an award are forfeited, surrendered, cancelled or otherwise terminated without delivery of any shares of common stock subject thereto, then the number of shares of common stock counted against the aggregate number of shares of common stock available under the RSU Plan with respect to such award shall, to the extent of any such forfeiture or termination, again be available for making awards under the RSU Plan. Neither awards nor any rights under any such awards shall be assignable or transferable.

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The fair market value for a share of common stock upon the vesting of an RSU granted under the RSU Plan is determined as follows:

(a)	if on the Grant Date or other determination date the shares of common stock are listed on the TSXV or another established national or regional stock exchange or is publicly traded on an established securities market, the fair market value of such shares of common stock shall be the closing price of the shares of common stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of shares of common stock is reported for such trading day, on the next preceding day on which any sale shall have been reported; or

(b)	if the shares of common stock are not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be the value of a share of common stock as determined by the Board in good faith.

Subject to the prior acceptance of the TSXV (if applicable) and any other applicable regulatory authority and the requirements of the policies of the TSXV, the Board may not, unless the approval of the Company’s disinterested stockholders has been obtained in accordance with TSXV Policy 4.4:

(a)	remove or exceed the 10% limit to Insider participation;

(b)	designate additional categories of Grantees;

(c)	change the amendment provision in the RSU Plan;

(d)	increase the maximum number of shares of common stock that may be reserved under the RSU Plan (other than pursuant to any limitations set out in the RSU Plan);

(e)	grant to Insiders (as a group), within a 12-month period, an aggregate number of RSUs which, taken together with any other Security Based Compensation (as defined in TSXV Policy 4.4) granted to such Insiders, exceeds 10% of the issued and outstanding shares of common stock, calculated at the date the RSU is granted or issued to any Insider;

(f)	grant to any one eligible person under the RSU Plan, within a 12-month period, an aggregate number of RSUs which, taken together with any other Security Based Compensation granted to such person, exceeds 10% of the issued and outstanding shares of common stock, calculated at the date the RSU is granted or issued to such person;

(g)	grant RSUs to persons performing Investor Relations Activities for the Company; and

(h)	increase the maximum aggregate number of shares of common stock issuable pursuant to the vesting of RSUs and other Security Based Compensation granted or issued to Insiders (as a group) which exceeds 10% of the issued and outstanding shares of common stock;

notwithstanding the foregoing:

(x)	the maximum aggregate number of shares of common stock issuable pursuant to all Security Based Compensation granted or issued to any one consultant cannot exceed 2% of the issued and outstanding shares of common stock, calculated as at the date any Security Based Compensation is granted or issued to such consultant; and

(y)	the annual grant of RSUs under the RSU Plan to any one non-employee director, in combination with all other Security Based Compensation granted to such non-employee director, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of C$150,000 per non-employee director, provided that the total value (based on grant date fair value as determined by the Board) of Options issuable to any one non-employee director in any one year period shall not exceed C$100,000;

The RSU Plan shall terminate automatically after ten years and may be terminated on any earlier date or extended by the Board, subject to the requirements of any applicable stock exchange(s).

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For a summary of the RSU Plan Amendments, please see “Approval of the Amended and Restated Restricted Stock Unit Incentive Plan—RSU Plan Amendments” above. The full text of the Amended and Restated RSU Plan is attached hereto as Schedule “B.”

Description of the DSU Plan

The following is a summary of the DSU Plan. The summary is qualified in its entirety by the full text of the DSU Plan as attached as Schedule “D” to this Proxy Statement.

The DSU Plan is available to any director of the Company, referred to in the DSU Plan as an “Eligible Person.” The DSU Plan provides that a committee of the Board to which the Board has delegated responsibility for the administration of the DSU Plan may grant DSUs as set out in the DSU Plan to Eligible Persons in its sole discretion.

An Eligible Person may elect to defer all or any portion of the retainer or compensation that would otherwise be received by the Eligible Person in cash, by electing to receive such retainer or compensation in the form of DSUs, by delivering to the Company an Election Notice (as defined in the DSU Plan) not later than December 31 of the year preceding the first date of any period in respect of which the retainer or incentive compensation would be earned. An Eligible Person who elects to do so will be awarded the number of DSUs determined by dividing the dollar amount of the retainer or compensation to be deferred by the fair market value of a share of common stock as at the award date.

DSUs granted to an Eligible Person shall be credited to their Share Unit Account (as defined in the DSU Plan) on the grant date. From time to time, the Share Unit Account shall be credited with dividend DSUs in the form of additional DSUs.

Each DSU shall vest (become a “Vested DSUs”) on the vesting date set out in the respective grant agreement. Eligible Persons shall elect a redemption date for DSUs as set out in the DSU Plan (the “Redemption Date”) and if a Redemption Date is not elected, the DSUs shall be redeemed on December 15 of the year following the year in which the Eligible Person ceases to hold all offices and employment with the Corporation.

The Company shall redeem the Vested DSUs elected to be redeemed on the Redemption Date by paying an amount (the “Share Unit Amount”) equal to: (A) the number of Vested DSUs elected to be redeemed multiplied by (B) the fair market value minus (C) applicable withholdings. The Deferred Share Unit Amount shall be paid as a lump-sum by the Company within ten business days of the Redemption Date.

DELINQUENT SECTION 16 REPORTS

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on copies of forms received by it, or written representations from certain reporting persons that no such filings were required for those persons, or other information of which the Company is aware, including from The System for Electronic Disclosure by Insiders (SEDI) maintained by the Canadian Securities Administrators, the Company believes that, during the fiscal year ended December 31, 2023, the following officers, directors, and persons who beneficially own more than 10% of the Company’s common stock failed to timely file all reports they were required to file under Section 16(a):

●	Richard Williams failed to file Form 4s to report two transactions in which he acquired shares of common stock through the vesting of RSUs or rights to acquire shares, four transactions in which he acquired shares of common stock through purchases in the public market, and two transactions in which he was granted RSUs or rights to acquire shares;

●	Sam Ash failed to file Form 4s to report four transactions in which he acquired shares of common stock through the vesting of RSUs or rights to acquire shares and two transactions in which he was granted RSUs or rights to acquire shares;

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●	Gerbrand van Heerden failed to file a Form 3 following his appointment as the Company’s CFO effective as of November 1, 2023;

●	David Wiens failed to file Form 4s to report two transactions in which he acquired shares of common stock through the vesting of RSUs or rights to acquire shares and two transactions in which he was granted RSUs or rights to acquire shares;

●	Mark Cruise failed to file Form 4s to report one transaction in which he acquired shares of common stock through the conversion of special warrants of the Company (“Special Warrants”) and two transactions in which he acquired Special Warrants or Warrants, as applicable;

●	Dickson Hall failed to file Form 4s to report one transaction in which he acquired shares of common stock through the conversion of Special Warrants and two transactions in which he acquired Special Warrants or Warrants, as applicable;

●	Cassandra Joseph failed to file Form 4s to report three transactions in which she acquired shares of common stock through the conversion of Special Warrants or the vesting of RSUs and two transactions in which she acquired Special Warrants or Warrants, as applicable;

●	Pamela Saxton failed to file Form 4s to report two transactions in which she acquired shares of common stock through the vesting of RSUs or rights to acquire shares; and

●	Paul Smith failed to file a Form 3 following his election as a director of the Company effective July 6, 2023.

AUDIT COMMITTEE

The Audit Committee is responsible for monitoring the Company’s accounting and financial reporting practices and procedures, the adequacy of internal accounting controls and procedures, the quality and integrity of financial statements and for directing the auditors’ examination of specific areas.

Composition of the Audit Committee

As of the date of this Proxy Statement, the Audit Committee consists of Dr. Cruise, Mr. Hall, and Ms. Saxton. Ms. Saxton serves as the Chair of the Audit Committee of the Company.

Each member of the Audit Committee is considered to be “independent” within the meaning of independence set out in National Instrument 52-110 – Audit Committees (“NI 52-110”) and “financially literate” within the meaning of NI 52-110, which includes the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the Company’s financial statements. The Audit Committee is governed by the Audit Committee Charter, established in accordance with NI 52-110. The full text of the Audit Committee Charter is attached hereto as Schedule “A.”

Relevant Education and Experience

Mark Cruise is a professional geologist and holds a Ph.D. in Economic Geology. He is a member of the (Canadian) Institute of Corporate Directors with over 27 years of international mining experience. A former polymetallic commodity specialist with Anglo American plc, Dr. Cruise founded and was Chief Executive Officer of Trevali Mining Corporation. Under his leadership from 2008 to 2019, the company grew from an initial discovery into a global zinc producer with operations in the Americas and Africa. He previously served as Vice President Business Development and Exploration, COO and CEO for several TSX-, TSXV- and NYSE American-listed exploration and development companies. In addition, Dr. Cruise has been an independent director of multiple TSX-, TSXV- and NYSE American-listed companies with market capitalizations ranging from tens of millions of dollars to in excess of $1 billion.

Dickson Hall is a partner in Valuestone Advisory Limited and a manager of Valuestone Global Resources Fund 1, a venture capital fund and has more than 40 years’ experience in capital markets. He was Senior Vice President of Continental Minerals Corporation and a director and Investment Committee member of Can-China Global Resources Fund. Mr. Hall is a graduate of the University of British Columbia (BA, MA) and has diplomas from Beijing University and Beijing Language Institute.

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Pamela Saxton has served as CFO for Thompson Creek Metals Company and NewWest Gold Corporation, both in Colorado. Having started her professional life working as an auditor for Arthur Anderson LLP in Denver, her career has included senior finance appointments in the American Natural Resources Industry including serving as Vice President of Finance for Franco-Nevada Corporation’s U.S. Operations. Ms. Saxton has a Bachelor of Science (Accounting) from the University of Colorado.

Audit Committee Oversight

Since the Audit Committee was established, there has not been a recommendation of the Audit Committee to nominate or compensate an external auditor where such recommendation has not been adopted by the directors of the Company.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services and makes determinations in respect of such services on an ad-hoc basis.

External Auditor Service Fees (By Category)

The following table discloses the fees billed to the Company by its external auditor during the last two financial years:

Financial Year Ending	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)
December 31, 2023	$119,599	$93,663	$2,603	50,043
December 31, 2022	$92,292	$101,616	Nil	95,387

(1)	The aggregate fees billed for professional services rendered by the auditor for the audit of the Company’s annual financial statements.

(2)	Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not disclosed in the “Audit Fees” column.

(3)	Aggregate fees billed for tax compliance, advice and planning.

(4)	All other fees consist of fees recorded for all other professional services rendered.

Exemption

Since the Company is a “Venture Issuer” pursuant to NI 52-110, it is exempt from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

CORPORATE GOVERNANCE

The Board and the Company’s management are committed to sound corporate governance practices which are both in the interest of its stockholders and contribute to effective and efficient decision-making. National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance practices which apply to all publicly-listed companies. These guidelines are not intended to be prescriptive but to be used by issuers in developing their own corporate governance practices.

Bunker Hill’s corporate governance practices are in compliance with applicable securities regulatory requirements, and we continually monitor applicable legal requirements and developments across the mining industry to ensure that we follow best practice.

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Board Leadership Structure

Mr. Williams is the Executive Chairman and Mr. Ash is the President and CEO. The Board believes that having different individuals serving in the separate roles of Executive Chairman and President and CEO is in the best interest of stockholders in the Company’s current circumstances because it reflects the Executive Chairman’s oversight of strategic and commercial development, Board functions and processes and all financing activities, and the President’s responsibility for management and oversight of mining operations, project execution and U.S.-based strategic engagement, specifically with the EPA, IDEQ and other key stakeholders.

Board Independence

National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) defines an “independent director” as a director who has no direct or indirect “material relationship” with the issuer. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of a member’s independent judgment.

The shares of common stock are currently traded on the TSXV, under the symbol BNKR, and as such, is not subject to the independence rules of any national securities exchange which requires that a majority of a listed company’s directors and specified committees of its Board meet independence standards prescribed by such rules.

The Board is committed to acting independently and in the interests of the Company’s stockholders and other stakeholders. The Board adheres to the following structures and processes in order to ensure that the Board is able to function independently of management:

●	The appointment of a lead independent director.

●	The Articles of the Company provide that any director may call a meeting of the Board.

●	Non-management directors have regularly scheduled meetings in the absence of management.

●	Four of the six director nominees (67%) are independent within the meaning of NI 58-101.

At the Meeting, stockholders of the Company will be asked to elect all of the proposed Nominees as directors of the Company. Following the Meeting, it is expected that four of the six directors (namely, Dr. Cruise, Mr. Smith, Mr. Hall, and Ms. Saxton) will be considered independent (assuming the election of the Nominees) within the meaning of NI 58-101. Messrs. Ash and Williams, if elected as directors of the Company at the Meeting, will not be considered independent as they have a “material relationship” with the Company.

Board Diversity

Along with many companies in the mining industry, Bunker Hill advocates the value of diversity in outlook, governance, performance and decision-making. This takes its shape in many ways with the most prominent being gender diversity. From a gender diversity perspective, 16.7% of the director nominees are female. Within its management ranks, 20% of the Company’s executives are female as the date hereof.

Majority Voting Policy

Voting for director elections is on an individual basis, and the Company has adopted a majority voting policy in order to promote enhanced director accountability. Pursuant to the majority voting policy, if, in an uncontested election of directors of the Company, any particular nominee for director receives a greater number of votes withheld than the number of votes in favor of the nominee, then for purposes of the policy the nominee shall be considered not to have received the support of the stockholders, even though duly elected as a matter of corporate law, and such nominee shall promptly tender his or her resignation to the Chairman of the Board following the meeting.

Insider Trading Arrangements and Policies

We maintain a securities trading policy that provides guidelines and restrictions applicable to (i) trading in securities of the Company and (ii) communication of material non-public information. The policy prohibits directors and officers of the Company from, among other things, hedging or engaging in derivative transactions involving equity securities of the Company.

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Other Public Company Directorships

Certain of the proposed Nominees for election as directors of the Company are also current directors of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:

Name of Director	Other reporting issuer (or equivalent in a foreign jurisdiction)	Trading Market
Mark Cruise	Interra Copper Corp.	CSE
	NiCAN Limited	TSXV
	Velocity Minerals Ltd.	TSXV
	Volta Metals Ltd.	CSE
Dickson Hall	Arcland Resources Inc.	NEX
	New Pacific Metals Corp.	TSX; NYSE American
Pamela Saxton	Timberline Resources Corp.	TSXV
Paul Smith	Horizonte Minerals Plc	TSX; London Stock Exchange (AIM)
	Seadrill Limited	NYSE

Orientation and Continuing Education

The Board is responsible for providing a comprehensive orientation and education program for new directors which fully sets out:

●	the role of the Board;

●	the nature and operation of the business of the Company; and

●	the contribution which individual directors are expected to make to the Board in terms of both time and resource commitments.

In addition, the Board is also responsible for providing continuing education opportunities to existing directors so that individual directors can maintain and enhance their abilities and ensure that their knowledge of the business of the Company remains current.

Most importantly, the members of the Board are all invited to attend the weekly executive management updates—known as the business plan review (BPR), by video conference to ensure that they remain fully appraised of the progress of the Company towards its immediate and longer-term strategic objectives.

Ethical Business Conduct

The Board has adopted a code of ethics that will apply to its principal executive officer, principal financial officer and principal accounting officer or controller and to persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure, compliance with applicable laws, rules and regulations, prompt internal reporting of violations of the code and accountability for adherence to the code. The Company will provide a copy of its code of ethics, without charge, to any person upon receipt of written request for such, delivered to the Company’s corporate headquarters. All such requests should be sent care of Bunker Hill Mining Corp., 82 Richmond Street East Toronto, Ontario M5C 1P1, Canada.

Corporate Governance, Nominating and Compensation Committee; Nomination of Directors

The Board has established the CGN&C Committee, which is charged with performing an annual evaluation of the effectiveness of the Board as a whole, the committees of the Board and the contributions of individual directors. The CGN&C Committee is currently comprised of Mses. Joseph (Chair) and Saxton and Mr. Hall. It is the intention of the Board that Mr. Cruise will replace Ms. Joseph as Chair of the CGN&C Committee following the Meeting. The full text of the charter of the CGN&C Committee is attached as Schedule “E” to this Proxy Statement.

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The Board seeks to achieve a balance of knowledge, experience and capability on the Board. When considering director candidates, the Board takes into account a number of factors, including, among others, the following (although candidates need not possess all of the following characteristics and not all factors are weighted equally):

●	ability to attend regular and special Board and committee meetings and willingness to perform the duties of a director;

●	fine moral character, good personal and business reputation;

●	industry knowledge and contacts in industries served by the Company;

●	ability to be responsible, fair-minded, reliable, ethical and possess high integrity;

●	prior experience as a director;

●	senior-level management experience; and

●	possession of specific skills in electronic data processing, internal auditing, accounting, personnel, finance, etc., and/or demonstrated business or financial institution consulting expertise and experience.

The Board will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, or the size of the Board is expanded, the Board will consider various potential director candidates. Candidates may come to the attention of the Board through current Board members or management, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

Other Board Committees

In addition to the CGN&C Committee, the Board has the Audit Committee and the Growth Committee. The Growth Committee, chaired by Paul Smith, with Mark Cruise and Sam Ash as members, reviews business development opportunities on behalf of the Board and meets in response to specific time-sensitive strategic requirements only.

Stockholder Communications with the Board

Any stockholder wishing to communicate with the Board or any individual director may do so by contacting the Corporate Secretary at the address listed below:

Bunker Hill Mining Corp.

82 Richmond St East

Toronto, Ontario M5C 1P1

Canada

Attention: Corporate Secretary

All communications will be forwarded to the Board or the relevant Board member.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

At no time during the period ended December 31, 2023, and at any time from January 1, 2024 to the date hereof, was a current or former executive officer or director of the Company, any proposed Nominee for election as a director of the Company, or any of their respective associates indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

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MANAGEMENT CONTRACTS

The Company’s management functions are performed by its NEOs and the Company has no management agreements or arrangements in place under which such management functions are performed by persons other than the NEOs.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

There were no material transactions, or series of similar transactions, during the 2023 Financial Year, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the issuer’s total assets at year-end for the last two completed fiscal years and in which any director, executive officer or any security holder who is known to the Company to own of record or beneficially more than five percent of the shares of common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

OTHER MATERIAL FACTS

Management has no knowledge of any other matters to come before the Meeting, other than those referred to in the Notice of Meeting. In the event that any other matters properly come before the Meeting, the shares of common stock represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

If a stockholder wishes to have a proposal included in the notice of annual meeting of stockholders and related proxy statement for the Company’s 2025 annual meeting of stockholders, the stockholder must follow the procedures set forth in Rule 14a-8 under the Exchange Act and submit the proposal to the Company no later than January 27, 2025. The fact that a stockholder proposal is received in a timely manner does not ensure its inclusion in the proxy materials since such proposal must satisfy all requirements in the proxy rules relating to such inclusion.

If a stockholder wishes to present a proposal or nominate a candidate for director at the Company’s 2025 annual meeting of stockholders and the proposal or nomination is not intended to be included in the Company’s proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company within the time periods set forth in the Company’s bylaws and must comply with the other requirements set forth in the bylaws. Subject to certain exceptions, to be timely under the bylaws, a proposal must be received not less than 30, and not more than 65, days prior to the first anniversary of the prior year’s annual meeting of stockholders, or, in the case of the 2025 annual meeting of stockholders, between April 16, 2025 and May 21, 2025.

All stockholder proposals should be submitted to the Company’s Corporate Secretary at 82 Richmond Street East, Toronto, Ontario M5C 1P1, Canada.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once a stockholder has received notice from his or her broker that it will be householding materials, householding will continue until the stockholder is notified otherwise or revokes consent. If at any time a stockholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, the stockholder should notify his or her broker. If a stockholder would like to receive a separate copy of this Proxy Statement or accompanying notice of annual meeting of stockholders or Annual Report on Form 10-K for the fiscal year ended December 31, 2023, he or she should contact the Company by writing to the Corporate Secretary, Bunker Hill Mining Corp., 82 Richmond Street East, Toronto, Ontario M5C 1P1, Canada.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the United States Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at www.sec.gov.

Additional information about the Company is located on SEDAR+ at www.sedarplus.com. Financial information is provided in the 2023 Financial Statements and related management’s discussion and analysis. Alternatively, stockholders may contact the Company for additional information by writing to the Chief Financial Officer and Corporate Secretary, Gerbrand van Heerden, at the following address:

Bunker Hill Mining Corp.

82 Richmond Street East

Toronto, Ontario M5C 1P1

Canada

DATED at Toronto, Ontario this 16th day of May, 2024.

BY ORDER OF THE BOARD OF DIRECTORS

(signed) “Richard Williams”
Richard Williams Executive Chairman

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SCHEDULE “A”

AUDIT COMMITTEE CHARTER OF
BUNKER HILL MINING CORP.

This charter (the “Charter”) sets forth the purpose, composition, responsibilities and authority of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Bunker Hill Mining Corporation (“Bunker” or the “Corporation”).

1.0	MANDATE

1.1	The Committee shall:

(a)	Assist the Board in its oversight role with respect to the quality and integrity of the financial information.
(b)	Assess the effectiveness of the Corporation’s risk management and compliance practices.
(c)	Assess the independent auditor’s performance, qualifications and independence.
(d)	Assess the performance of the Corporation’s internal audit function.
(e)	Ensure the Corporation’s compliance with legal and regulatory requirements.
(f)	Prepare such reports of the Committee required to be included in any Management Information Circular in accordance with applicable laws or the rules of applicable securities regulatory authorities.

2.0	COMPOSITION AND MEMBERSHIP

2.1	The committee shall be composed of not less than three members each of whom shall be a director of the Corporation. A majority of the members of the Committee shall not be an officer or employee of the Corporation. All members shall satisfy the applicable independence and experience requirements of the laws governing the Corporation, the applicable stock exchanges on which the Corporation’s securities are listed and applicable securities regulatory authorities.

2.2.	Each member of the Committee shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment.

2.3	Members of the Committee shall be appointed or reappointed at the annual meeting of the Corporation and in the normal course of business will serve a minimum of three years. Each member shall continue to be a member of the Committee until a successor is appointed, unless the member resigns, is removed or ceases to be a Director. The Board of Directors may fill a vacancy that occurs in the Committee at any time.

2.4	The Board of Directors or, in the event of its failure to do so, the members of the Committee, shall appoint or reappoint, at the annual meeting of the Corporation a Chairman among their number. The Chairman shall not be a former Officer of the Corporation. Such Chairman shall serve as a liaison between members and senior management.

3.0	MEETING SCHEDULES AND REPORTS

3.1	The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the members therefore provided that:

(a)	A quorum for meetings shall be at least three members.
(b)	The Committee shall meet at least quarterly.
(c)	Notice of the time and place of every meeting shall be given in writing or by telephone, facsimile, email or other electronic communication to each member of the Committee at least 24 hours in advance of such meeting.
(d)	A resolution in writing signed by all directors entitled to vote on that resolution at a meeting of the Committee is as valid as if it had been passed at a meeting of the Committee.

3.2	Reports. The Committee shall report to the Board of Directors on its activities after each of its meetings. This will include a review to assess the adequacy of this charter annually and, when necessary, recommend changes to the Board for its approval. The Secretary will circulate the minutes of each meeting of the Committee to the members of the Board.

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3.3	Board Evaluations. The Committee shall undertake and review with the Board of Directors an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board of Directors may take the form of an oral report by the chairperson of the Committee or any other designated member of the Committee.

4.0	DUTIES AND RESPONSIBILITIES

4.1	Oversight of the Independent Auditor. With respect to the Independent Auditor, the Committee has:

(a)	Sole authority to appoint or replace the independent auditor (subject to shareholder ratification) and responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between Management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.
(b)	Sole authority to pre-approve all audit services as well as non-audit services (including the fees, terms and conditions for the performance of such services) to be performed by the independent auditor.
(c)	Evaluate the qualifications, performance and independence of the independent auditor, including (i) reviewing and evaluating the lead partner on the independent auditor’s engagement with the Corporation, and (ii) considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence.
(d)	Obtain and review a report from the independent auditor at least annually regarding: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; any steps taken to deal with any such issues; and all relationships between the independent auditor and the Corporation.
(e)	Review and discuss with Management and the independent auditor prior to the annual audit the scope, planning and staffing of the annual audit.
(f)	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
(g)	Review as necessary policies for the Corporation’s hiring of partners, employees or former partners and employees of the independent auditor.

4.2	Financial Reporting. The Committee is to:

(a)	Review and discuss with Management and the independent auditor the annual audited financial statements prior to the publication of earnings.
(b)	Review and discuss with Management the Corporation’s annual and quarterly disclosures made in Management’s Discussion and Analysis. The Committee shall approve any reports for inclusion in the Corporation’s Annual Report, as required by applicable legislation.
(c)	Review and discuss with Management and the independent auditor management’s report on its assessment of internal controls over financial reporting and the independent auditor’s attestation report on management’s assessment.
(d)	Review and discuss with Management the Corporation’s quarterly financial statements prior to the publication of earnings.
(e)	Review and discuss with Management and the independent auditor at least annually significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, any major issues as to the adequacy of the Corporation’s internal controls and any special steps adopted in light of material control deficiencies.

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(f)	Review and discuss with Management and the independent auditor at least annually reports from the independent auditors on: critical accounting policies and practices to be used; significant financial reporting issues, estimates and judgments made in connection with the preparation of the financial statements; alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and Management, such as any management letter or schedule of unadjusted differences.
(g)	Discuss with the independent auditor at least annually any “Management” or “internal control” letters issued or proposed to be issued by the independent auditor to the Corporation.
(h)	Review and discuss with Management and the independent auditor at least annually any significant changes to the Corporation’s accounting principles and practices suggested by the independent auditor, internal audit personnel or Management.
(i)	Discuss with Management the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance (if any) provided to analysts and rating agencies.
(j)	Review and discuss with Management and the independent auditor at least annually the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.
(k)	Review and discuss with the Chief Executive Officer and the Chief Financial Officer the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for the annual filings with applicable securities regulatory authorities.
(l)	Review disclosures made by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the annual filing with applicable securities regulatory authorities about any significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize and report financial data or any material weaknesses in the internal controls, and any fraud involving Management or other employees who have a significant role in the Corporation’s internal controls.
(m)	Discuss with the Corporation’s General Counsel at least annually any legal matters that may have a material impact on the financial statements, operations, assets or compliance policies and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

4.3	Oversight of Risk Management. The Committee is to:

(a)	Review and approve periodically Management’s risk philosophy and risk management policies.
(b)	Review with Management at least annually reports demonstrating compliance with risk management policies.
(c)	Review with Management the quality and competence of Management appointed to administer risk management policies.
(d)	Review reports from the independent auditor at least annually relating to the adequacy of the Corporation’s risk management practices together with Management’s responses.
(e)	Discuss with Management at least annually the Corporation’s major financial risk exposures and the steps Management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

4.4	Oversight of Regulatory Compliance. The Committee is to:

(a)	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
(b)	Discuss with Management and the independent auditor at least annually any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting.
(c)	Meet with the Corporation’s regulators, according to applicable law.
(d)	Exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board of Directors.

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4.5	Funding for the Independent Auditor and Retention of Other Independent Advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of issuing an audit report and to any advisors retained by the Committee.

4.6	The Committee shall also have the authority to retain and, at Bunker’s expense, to set and pay the compensation for such other independent counsel and other advisors as it may from time to time deem necessary or advisable for its purposes. The Committee also has the authority to communicate directly with internal and external auditors.

5.0	PROCEDURES FOR RECEIPT OF COMPLAINTS AND SUBMISSIONS RELATING TO ACCOUNTING MATTERS

5.1	The Corporation shall inform employees on the Corporation’s intranet, if there is one, or via a newsletter or e-mail that is disseminated to all employees at least annually, of the officer (the “Complaints Officer”) designated from time to time by the Committee to whom complaints and submissions can be made regarding accounting, internal accounting controls or auditing matters or issues of concern regarding questionable accounting or auditing matters.

5.2	The Complaints Officer shall be informed that any complaints or submissions so received must be kept confidential and that the identity of employees making complaints or submissions shall be kept confidential and shall only be communicated to the Committee or the Chair of the Committee.

5.3	The Complaints Officer shall be informed that he or she must report to the Committee as frequently as such Complaints Officer deems appropriate, but in any event no less frequently than on a quarterly basis prior to the quarterly meeting of the Committee called to approve interim and annual financial statements of the Corporation.

5.4	Upon receipt of a report from the Complaints Officer, the Committee shall discuss the report and take such steps as the Committee may deem appropriate.

5.5	The Complaints Officer shall retain a record of a complaint or submission received for a period of six years following resolution of the complaint or submission.

6.0	PROCEDURES FOR APPROVAL OF NON-AUDIT SERVICES

6.1	The Corporation’s external auditors shall be prohibited from performing for the Corporation the following categories of non-audit services:

(a)	Bookkeeping or other services related to the Corporation’s accounting records or financial statements.
(b)	Financial information systems design and implementation.
(c)	Appraisal or valuation services, fairness opinion or contributions-in-kind reports.
(d)	Actuarial services.
(e)	Internal audit outsourcing services.
(f)	Management functions.
(g)	Human resources.
(h)	Broker or dealer, investment adviser or investment banking services.
(i)	Legal services.
(j)	Expert services unrelated to the audit.
(k)	Any other service that the Canadian Public Accountability Board determines is impermissible.

6.2	In the event that the Corporation wishes to retain the services of the Corporation’s external auditors for tax compliance, tax advice or tax planning, the Chief Financial Officer of the Corporation shall consult with the Chair of the Committee, who shall have the authority to approve or disapprove on behalf of the Committee, such non-audit services. All other non-audit services shall be approved or disapproved by the Committee as a whole.

6.3	The Chief Financial Officer of the Corporation shall maintain a record of non-audit services approved by the Chair of the Committee or the Committee for each fiscal year and provide a report to the Committee no less frequently than on a quarterly basis.

7.0	ACCESS TO INFORMATION AND AUTHORITY

7.1	The Committee will be granted unrestricted access to all information regarding Bunker that is necessary or desirable to fulfill its duties and all directors, officers and employees will be directed to cooperate as requested by Members.

Dated:	26 August 2020
Approved by:	Audit Committee
Board of Directors

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SCHEDULE “B”

AMENDED AND RESTATED RESTRICTED STOCK UNIT INCENTIVE PLAN

Bunker Hill Mining Corp., a corporation incorporated under the laws of Nevada (the “Company”), sets forth herein the terms of its Restricted Stock Unit Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified Officers, key Employees, Directors, Consultants and other Persons, and to motivate such Officers, key Employees, Directors, Consultants and other Persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company by providing to such Persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company (as such terms are defined herein). To this end, the Plan provides for the grant of Restricted Stock Units (as defined herein). Any of these awards of Restricted Stock Units may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof (as such performance goals are specified in the Award Agreement).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1	“Affiliate” has the meaning given to such term in the TSX-V Policies.

2.2	“Applicable Withholding Tax” has the meaning given to such term in Section 12.3 hereof.

2.3	“Award” means a grant of Restricted Stock Units under the Plan.

2.4	“Award Agreement” means the written or electronic agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5	“Board” means the Board of Directors of the Company.

2.6	“Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense; or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.7	“Change of Control” means (i) a takeover bid for a sufficient number of Shares such that if such number of Shares are tendered into the bid and the bid closes, the bidder and all parties acting jointly or in concert with the bidder (the “bid group”) would have direction or control over more than 50% of the Shares, excluding the Shares subject to the Plan, unless parties exercising control or direction over a blocking number of Shares have provided by the date (the “blocking date”) which is five business days before the initial expiry date of the bid, their written undertaking to all Grantees under the Plan not to tender into the bid, in the aggregate, at least a blocking number of Shares; “blocking number” means that number of Shares which, if withheld from being tendered into the bid and assuming no increase in the number of outstanding Shares, would result in the bidder not acquiring direction or control over more than 50% of the outstanding Shares immediately following closing of the bid; (ii) a merger, consolidation, combination, reorganization or other transaction pursuant to which a party, or parties acting jointly and in concert, would acquire direction or control over more than 50% of the outstanding Shares or more than 50% of the votes attaching to all of the voting securities of any successor entity resulting from such transaction; (iii) a sale, lease or exchange of all or substantially all of the assets of the Company determined on either a consolidated or a non-consolidated basis; or (iv) the election or appointment to the Board of a number of persons who represent a majority of the Board and who were not proposed or approved by a majority of the Board as previously constituted. The effective date of a Change of Control is (a) for the purposes of (i), the date immediately following the blocking date; (b) for the purposes of (ii) and (iii), the date of the latest of shareholder, other stakeholder, Court or other required approval of the transaction; and for the purposes of (iv), the date of the shareholder resolution or other corporate action approving the election or appointment.

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2.8	“Committee” means the compensation committee of the Board or any other committee or person designated from time to time by resolution of the Board to administer the Plan, which shall be constituted as provided in Section 3.2.

2.9	“Company” means Bunker Hill Mining Corp. and any successor corporation, whether by amalgamation, merger or otherwise.

2.10	“Consultant” means, in relation to the Company, an individual (other than an Employee or a Director) or company that:

2.10.1	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate, other than services provided in relation to a distribution;

2.10.2	provides the services under a written contract between the Company or the Affiliate and the individual or the company, as the case may be;

(i)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(ii)	has a relationship with the Company or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Company.

2.11	“Director” means a director of the Company.

2.12	“Disinterested Shareholder” means a holder of Shares that is not an Insider nor an associate (as defined in the Securities Act) of an Insider;

2.13	“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all Disinterested Shareholders entitled to vote at a meeting of shareholders of the Company, excluding votes attached to Shares beneficially owned by Insider to whom RSUs may be granted under the Plan and their associates and affiliates.

2.14	“Employee” means:

(a)	an individual who is considered an employee of the Company or its Subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(b)	an individual who works full-time for the Company or its Subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(c)	an individual who works for the Company or its Subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

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2.15	“Exchange Hold Period” has the meaning given to such term in the TSX-V Policies.

2.16	“Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on the Stock Exchange or another established national or regional stock exchange or is publicly traded on an established securities market, the Fair Market Value of the Shares shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of a Share as determined by the Board in good faith.

2.17	“GAAP” means, at any time, accounting principles generally accepted in the United States, at the relevant time applied on a consistent basis.

2.18	“Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.19	“Grantee” means any Director, Officer, Consultant, Employee or other Person who is designated as a Grantee by the Board under Section 3.3, but excludes any Person performing Investor Relations Activities.

2.20	“Insider” has the meaning given to such term in the TSX-V Policies.

2.21	“Investor Relations Activities” has the meaning given to such term in the TSX-V Policies.

2.22	“Management Company Employee” means an individual employed by a Person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities.

2.23	“Officer” means an officer of the Company that has been duly appointed by the Board.

2.24	“Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.25	“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

2.26	“Plan” means this restricted stock unit incentive plan, as the same may be amended from time to time.

2.27	“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the right to receive one Share, subject to the restrictions and vesting provisions provided herein, and awarded to a Grantee pursuant to Sections 7 and 8 hereof.

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2.28	“Securities Act” means the Securities Act (Ontario), as now in effect or as hereafter amended.

2.29	“Security Based Compensation” means any issuance or potential issuance of Shares or other securities of the Company to an eligible Person pursuant to a Security Based Compensation Plan.

2.30	“Security Based Compensation Plans” means, collectively, (i) the Company’s amended and restated stock option plan, as such may be amended from time to time, (ii) this Plan and (iii) any other compensation or incentive mechanism adopted by the Company involving the issuance or potential issuance of Shares or other securities of the Company to eligible Persons thereunder.

2.31	“Service” means service of a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.32	“Service Provider” means an Employee or Consultant of the Company or its Subsidiary.

2.33	“Shares” means the issued and outstanding common stock in the capital of the Company.

2.34	“Stock Exchange” means any principal stock exchange(s) or any other stock exchange upon which the Shares are listed and posted for trading.

2.35	“TSX-V” means the TSX Venture Exchange.

2.36	“TSX-V Policies” means the policies included in the TSX Venture Exchange Corporate Finance Manual and “TSX-V Policy” means any one of them.

2.37	“Subsidiary” means any “subsidiary entity” of the Company within the meaning of Multilateral Instrument 61-101 – Protection of Minority Shareholders in Special Transactions.

3.	ADMINISTRATION OF THE PLAN

3.1	Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles and applicable law, subject to the TSX-V Policies and the rules promulgated thereunder. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s articles and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2	Committee

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, other than the Board’s power and authority to grant awards or to issue Shares to Grantees upon the vesting of an Award, consistent with the articles of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who meet such requirements as may be established from time to time by the securities regulatory authorities for such incentive plans and who comply with the independence requirements of applicable securities regulatory policies.

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(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more Directors who need not be Outside Directors, who may administer the Plan and may determine all terms of such Awards.

Notwithstanding the foregoing, the Board may not delegate its authority to grant Awards or to issue Shares to Grantees upon the vesting of an Award.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section 3.2. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3	Terms of Awards

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees;

(ii)	determine the number of Shares to be subject to an Award;

(iii)	establish the terms and conditions of each Award (including, but not limited to, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting or forfeiture of an Award and any other terms or conditions), provided, however, that no Award may vest before the date that is one year following the applicable Grant Date, subject to acceleration as provided in Section 11.2;

(iv)	prescribe the form of each Award Agreement evidencing an Award;

(iv)	establish performance criteria; and

(v)	amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible Persons who are foreign nationals or are individuals who are employed outside Canada to recognize differences in local law, tax policy, or custom.

As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return Awards previously made under the Plan to the Company. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may, within 30 days, annul an Award if the Grantee is an Employee of the Company or an Affiliate thereof and is terminated for Cause. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

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3.4	No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.5	Book Entry

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of share certificates through the use of book-entry.

3.6	Press Release

A grant of any Award under this Plan to a Director or Officer, and any amendment to an Award issued under this Plan to such Director or Officer, must be disclosed to the public by way of a news release that must be disseminated on the day the Award is granted or amended, as applicable.

4.	SHARES SUBJECT TO THE PLAN

4.1	Maximum Number of Shares

Shares issued or to be issued under the Plan shall be authorized but unissued Shares. Subject to adjustment as provided in Section 11 hereof or as required by the Stock Exchange, the maximum number of Shares available for issuance under the Plan shall be 10% of the total number of issued and outstanding Shares as at May 8, 2024, and shall be fixed at 33,909,921 Shares. The number of Shares issued or to be issued under the Plan and all other Security Based Compensation Plans, at any time, shall not exceed 20% of the total number of the issued and outstanding Shares. If any Shares covered by an Award are settled in cash, forfeited, surrendered, cancelled or otherwise terminated prior to the delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such settlement, forfeiture, surrender, cancellation or termination, again be available for making Awards under the Plan. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions. The number of Shares reserved pursuant to this Section 4.1 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

4.2	Restrictions on Issuances

Unless Disinterested Shareholder Approval has been obtained, the maximum aggregate number of Shares which may be issuable under the Plan and any other Security Based Compensation Plan on and after the effective date of the Plan, within any 12-month period:

(i)	to Insiders (as a group), shall not exceed 10% of the issued and outstanding Shares, calculated as at the date any Security Based Compensation is granted or issued to any Insider; and

(ii)	to any one Grantee, must not exceed 5% of the then issued and outstanding Shares, calculated as at the date any Security Based Compensation is granted or issued to the Grantee.

Notwithstanding the foregoing:

(i)	unless Disinterested Shareholder Approval has been obtained, the maximum aggregate number of Shares issuable pursuant to all Security Based Compensation granted or issued to Insiders (as a group), at any time, cannot exceed 10% of the issued and outstanding Shares;

(ii)	the maximum aggregate number of Shares issuable pursuant to all Security Based Compensation granted or issued to any one Consultant, cannot exceed 2% of the issued and outstanding Shares, calculated as at the date any Security Based Compensation is granted or issued to the Consultant; and

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(iii)	the annual grant of Awards under this Plan to any one non-Employee Director, in combination with all other Security Based Compensation granted to such non-Employee Director, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of $150,000 per non-Employee Director, provided that the total value (based on grant date fair value as determined by the Board) of stock options issuable to any one non-Employee Director in any one year period shall not exceed $100,000.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1	Effective Date

The Plan will be effective upon the approval of the Plan by the Board; provided that no Shares may be issued under the Plan until and unless all required Stock Exchange, regulatory and shareholder approvals have been obtained with the respect to the issuances of Shares hereunder.

5.2	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend the Plan or suspend, extend or terminate the Plan in whole or in part, subject to the requirements of the Stock Exchange(s). No such amendment, suspension or termination shall adversely affect the rights of any Grantee at the time of such amendment, suspension or termination with respect to outstanding and unredeemed Restricted Stock Units credited to such Grantee without the consent of the affected Grantee. An amendment shall be contingent on Disinterested Shareholder Approval to the extent stated by the Board, required by applicable law or required by applicable Stock Exchange listing requirements. Notwithstanding the foregoing, the Plan shall not be amended to (i) remove or exceed the 10% Insider participation limit, (ii) increase the maximum number of Shares made available from treasury under the Plan, (iii) extend the term of an RSU for the sole benefit of an Insider, (iv) designate additional categories of Grantees, (v) permit the transfer or assignment of an RSU other than for normal estate settlement purposes, or (vi) change this amendment provision without Disinterested Shareholder Approval.

However, the Company may, without notice, at any time and from time to time, and without Disinterested Shareholder Approval, amend the Plan or any provisions thereof in such manner as the Company, in its sole discretion, determines appropriate, including, without limitation: (i) amendments of a housekeeping nature, including to correct any ambiguity, defective provision, error or omission in the provisions of the Plan; (ii) changes to vesting provisions of Restricted Stock Units; (iii) changes to the term of the Plan or Awards made hereunder; or (iv) changes to performance criteria will not require Disinterested Shareholder Approval.

If the Board terminates the Plan, no new Restricted Stock Units will be awarded to any Grantee, but outstanding and unredeemed previously credited Restricted Stock Units shall remain outstanding.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1	Service Providers

Subject to this Section 6, Awards may be made under the Plan to any Grantee or Service Provider, as the Board shall determine and designate from time to time. The Company and the Grantee of Restricted Stock Units are responsible for ensuring and confirming that the Grantee of Restricted Stock Units is a bona fide Service Provider, if applicable.

6.2	Investor Relations Activities

Persons providing Investor Relations Activities to the Company shall not be eligible to receive any Restricted Stock Units under the Plan.

6.3	Successive Awards

An eligible Person may receive more than one Award, subject to such restrictions as are provided herein.

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6.4	Stand-Alone, Additional, Tandem, and Substitute Awards

Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. By entering into an Award Agreement as described in this Section 7, each Grantee shall be deemed conclusively to have accepted and consented to all terms of this Plan and all bona fide actions or decisions made by the Committee. Such terms and consent shall also apply to and be binding on the legal representative, beneficiaries, heirs and successors of each Grantee.

8.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

8.1	Grant of Restricted Stock Units

Awards shall be in the form of Restricted Stock Units. Subject to the restrictions and vesting provisions provided in Section 8.2, each RSU shall entitle the Grantee to receive one Share.

8.2	Restrictions and Vesting

At the time a grant of Restricted Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “Vesting period”) applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may be subject to a different vesting period. The Board may, in its sole discretion, at the time a grant of Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the vesting period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock Units in accordance with Sections 9.1 and 9.2. Notwithstanding the foregoing, (i) Restricted Stock Units shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; (ii) Restricted Stock Units for which vesting may be accelerated by achieving performance targets shall vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date; (iii) at the election of an Outside Director at the time the Award is granted, Restricted Stock Units may vest in full from a period beginning on the Grant Date to the date which is not later than three (3) years from the Grant Date, and (b) if no election is made, upon the earlier of a Change of Control in accordance with Section 11.2 or his or her resignation from the Board; and (iv) except for the cessation of a Service Provider’s position as a Service Provider, in no case shall a Restricted Stock Unit vest within one (1) year from the Grant Date, subject to Section 11.2.

Restricted Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of (other than to the Grantee’s beneficiary or estate, as the case may be, upon the death of the Grantee) during the vesting period.

Upon the death of a Grantee, any RSUs granted to such Grantee which, prior to the Grantee’s death, have not vested, will immediately vest, subject to the pass of one (1) year from the Grant Date, and the Grantee’s estate shall be entitled to receive payment in accordance with Section 8.6 hereof. Notwithstanding any other provision in the Plan, the period in which the Grantee’s estate may make such a claim of entitlement must not exceed one (1) year from the date of the Grantee’s death.

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8.3	Restricted Stock Unit Accounts

An account will be maintained by the Secretary of the Company, or such other Officer as the Board may designate, in the name and for the benefit of the Grantee, in which will be recorded the number of RSUs granted to the Grantee, the Grant Date and expiry date of the RSUs.

8.4	Rights of Holders of Restricted Stock Units

8.4.1	Voting and Dividend Rights

Grantees of Restricted Stock Units shall have no rights as shareholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the Grantee shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit granted equal to the per-share dividend paid on the outstanding Shares. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of the Shares on the date that such dividend is paid. Any grant of additional Restricted Stock Units pursuant to this Section 8.4.1 must be included in the maximum number of Shares subject to the Plan pursuant to Section 4 of the Plan. If there are not a sufficient number of Shares available under the Plan to satisfy the grant of additional Restricted Stock Units, notwithstanding any provision in the applicable Award Agreement, the Company shall satisfy the obligation by way of cash payment.

8.4.2	Creditor’s Rights

A Grantee shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

8.5	Termination of Service

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, subject to the requirements of the Stock Exchange(s), upon the termination of a Grantee’s Service, any RSUs granted to a Grantee that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of RSUs, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to receive dividends with respect to the RSUs. For greater certainty, all Awards must expire within 12 months following the Grantee ceasing to be an eligible participant under the Plan.

8.5.1	Termination for Cause and Voluntary Resignation

If a Grantee ceases to be an Employee as a result of termination for Cause, then effective as of the date notice is given to the Grantee of termination, the Company may, within 30 days, annul an award if the Grantee is an Employee of the Company or an Affiliate thereof. If a Grantee’s employment is terminated with cause, or at the option of the Grantee, unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, any RSUs that have not vested and will not vest within 30 days from the date of termination, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.

8.6	Delivery of Shares

Upon the expiration or termination of the vesting period and the satisfaction of any other restrictions prescribed by the Board, the RSUs shall vest and shall be settled in Shares (net of any Applicable Withholding Tax) issued by the Company from treasury and, unless otherwise provided in the Award Agreement, a share certificate for that number of Shares equal to the number of vested RSUs shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

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Settlement of RSUs shall be in Shares issued by the Company from treasury. The Committee shall specify the circumstances in which Awards shall be made or forfeited in the event of termination of Service by the Grantee prior to vesting.

8.7	TSX-V Hold Period and Resale Restrictions

If required by the TSX-V Policies, the certificate representing any Shares issued under the Plan (if exercised prior to the expiry of the Exchange Hold Period) will bear the following Exchange Hold Period legend:

“Without prior written approval of TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert date that is four months and a day after the distribution date].”

9.	TERMS AND CONDITIONS OF AWARDS

9.1	Performance Conditions

The granting and vesting of RSUs may be subject to such performance conditions as may be specified by the Board in the Award Agreement. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.

9.2	Performance Goals Generally

The performance goals for Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.2. Performance goals shall be objective and shall otherwise meet the requirements that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain”. The Committee may determine that Awards shall vest upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the vesting of an Award. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

9.3	Business Criteria

The Board, in its sole discretion, may establish business criteria for the purpose of establishing performance goals in accordance with Section 9.1, including but not limited to, one or more of the following business criteria for the Company, on a consolidated basis, and/or specified Subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria): (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the S&P/TSX Composite Index; (3) past service to the Company; (4) net income; (5) pre-tax earnings; (6) earnings before interest expense, taxes, depreciation and amortization; (7) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share; (10) return on equity; (11) return on capital; (12) return on investment; (13) operating earnings; (14) working capital; (15) ratio of debt to shareholders’ equity; (16) revenue; and (17) free cash flow and free cash flow per share. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

9.4	Timing For Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Awards, or at such other date as may be determined by the Board.

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9.5	Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Award and as to the achievement of performance goals relating to Awards, and the amount of any final Awards, shall be made in writing.

10.	REQUIREMENTS OF LAW

10.1	General

The Plan shall comply with the provisions of any applicable law or regulation of any governmental authority, including without limitation any federal, state or provincial securities laws or regulations and the requirements of any stock exchange having jurisdiction. The failure to comply with such laws or regulations, including without limitation the Securities Act, may result in a termination of the Plan and/or the forfeiture of previously granted RSUs.

10.2	TSX Venture Exchange Policy

The Plan is subject to TSX-V Policy 4.4.

11.	EFFECT OF CHANGES IN CAPITALIZATION

11.1	Changes in Shares

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares for which Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in shares of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust the number and kind of shares subject to outstanding Awards.

11.2	Change of Control

Notwithstanding the conditions as to vesting of Restricted Stock Units contained in Section 8.2 or in any individual Award Agreement, and subject to prior approval of the Stock Exchange if required, upon the occurrence of a Change of Control, all outstanding Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such Restricted Stock Units shall be deemed to have lapsed and the Shares subject to such Restricted Stock Units shall be issued and delivered (net of any Applicable Withholding Tax), immediately prior to the occurrence of such Change of Control.

11.3	Adjustments

Adjustments under Section 11.1 relating to Shares or securities of the Company, subject to prior TSX-V approval, shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. For greater certainty, TSX-V approval will not be required for any stock split or reverse split. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share. The Board may provide in the Award Agreement at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Section 11.1 and this Section 11.3.

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11.4	No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

12.	GENERAL PROVISIONS

12.1	Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any Person the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any Person at any time, or to terminate any employment or other relationship between any Person and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be an Officer, Director, Consultant or Employee of the Company or an Affiliate. The obligation of the Company to issue Shares or pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation only in respect of those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

12.2	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Disinterested Shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other Security Based Compensation Plans as the Board in its discretion determines desirable.

12.3	Tax Matters and Applicable Withholding Taxes

The Company or an Affiliate, as applicable, does not assume any responsibility for or in respect of the tax consequences of the receipt by Grantees of Restricted Stock Units, or payments received by Grantees pursuant to this Plan. The Company or an Affiliate, as applicable, is authorized to deduct such taxes and other amounts as it may be required or permitted by law to withhold (the “Applicable Withholding Tax”), in such manner (including, without limitation, by withholding or selling Shares otherwise issuable to Grantees, on such terms as the Company determines) as it determines so as to ensure that it will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, or the remittance of tax or other obligations. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as applicable, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or an Affiliate, as applicable, may require Grantees, as a condition of receiving amounts to be paid to them under this Plan, to deliver undertakings to, or indemnities in favour of, the Company or an Affiliate, as applicable, respecting the payment by such Grantees of applicable income or other taxes.

12.4	Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

12.5	Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

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12.6	Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

12.7	Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

12.8	Governing Law

The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

12.9	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

12.10	Conflict

In the event of any conflict between the provisions of this Plan and an Award Agreement, the provisions of this Plan shall govern.

12.11	Limitation on Rights

Nothing in this Plan shall confer on any Employee, Consultant, Director, Officer or other Person any right to be designated as a Grantee under the Plan or to be granted any Restricted Stock Units. There is no obligation for uniformity of treatment of eligible Persons under the Plan or any group of Employees, Consultants, Director, Officers or other Persons, whether based on salary or compensation, grade or level or organizational position or level or otherwise. A grant of Restricted Stock Units to a Grantee on one or more Award Dates shall not be construed to create a right to a grant of Restricted Stock Units on a subsequent Award Date.

12.12	Time of Essence

Time is of the essence of this Plan and of each Award Agreement. No extension of time will be deemed to be or to operate as a waiver of the essentiality of time.

Approved by the Board on May 16, 2024.

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SCHEDULE “C”

BUNKER HILL MINING CORP.

AMENDED AND RESTATED STOCK OPTION PLAN

ARTICLE 1

PURPOSE AND INTERPRETATION

Section 1.1 Purpose.

The purpose of the Plan (as defined herein) shall be to advance the interests of the Corporation by encouraging equity participation in the Corporation through the acquisition of Common Shares (as defined herein).

Section 1.2 Definitions.

In the Plan, the following capitalized words and terms shall have the following meanings:

“Administrator” means such Director, senior Officer or Employee as may be designated as Administrator by the Board of Directors from time to time pursuant to Section 3.2 hereof.

“Act” means the Nevada Revised Statutes, Chapter 78, et seq., or its successor, as amended from time to time.

“Affiliate” has the meaning given to such term in the TSX-V Policy 1.1.

“Blackout Period” means the period during which the relevant Participant is prohibited from exercising an Option due to trading restrictions imposed by the Corporation in accordance with its trading policies affecting trades by Directors, Officers or Employees in the Corporation’s securities.

“Board of Directors” means the board of directors of the Corporation as constituted from time to time and any committee of the board of directors.

“Common Shares” means the common stock in the capital of the Corporation.

“Consultant” means, in relation to the Corporation, an individual or Consultant Company, other than an Employee, Director or Officer of the Corporation, that:

(a)	is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation or to an Affiliate of the Corporation, other than services provided in relation to a distribution;

(b)	provides the services under a written contract between the Corporation or the Affiliate of the Corporation and the individual or the Consultant Company;

(c)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate of the Corporation; and

(d)	has a relationship with the Corporation or an Affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.

“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner.

“Corporation” means Bunker Hill Mining Corp., a corporation incorporated under the Act, and its successors from time to time.

“Designated Affiliate” means an Affiliate of the Corporation designated by the Board of Directors for purposes of the Plan from time to time.

“Director” means a director of the Corporation.

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“Disinterested Shareholder” means a holder of Common Shares that is not an Insider nor an associate (as defined in the Securities Act) of an Insider.

“Disinterested Shareholder Approval” means approval by a majority of the votes cast by all Disinterested Shareholders entitled to vote at a meeting of stockholders of the Corporation, excluding votes attached to Common Shares beneficially owned by Insider to whom Options may be granted under the Plan and their associates and affiliates.

“Employee” means:

(a)	an individual who is considered an employee of the Corporation or its subsidiary under the Income Tax Act (Canada) (and for whom income tax, employment insurance and CPP deductions must be made at source);

(b)	an individual who works full-time for the Corporation or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or

(c)	an individual who works for the Corporation or its subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and direction by the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

“Exchange Hold Period” has the meaning given to such term in TSX-V Policy 1.1.

“Exercise Notice” means the notice representing the exercise of an Option, in the form set out as Schedule B hereto, duly executed by the Optionee.

“Insider” has the meaning given to such term in TSX-V Policy 1.1.

“Investor Relations Activities” means any activities, by or on behalf of the Corporation or a securityholder of the Corporation, that promote or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

(a)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation:

i.	to promote the sale of products or services of the Corporation, or

ii.	to raise public awareness of the Corporation, that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

(b)	activities or communications necessary to comply with the requirements of:

i.	applicable Securities Laws;

ii.	Exchange requirements or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Corporation;

(c)	communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if:

i.	the communication is only through the newspaper, magazine or publication, and

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ii.	the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(d)	activities or communications that may be otherwise specified by the Exchange.

“Issuer Bid” means an offer to acquire or redeem securities of the Corporation made by the Corporation to one or more Persons, and also includes an acquisition or redemption of securities of the Corporation by the Corporation from those Persons, but does not include an offer to acquire or redeem or an acquisition or redemption,

(a)	if no valuable consideration is offered or paid by the Corporation for the securities,

(b)	if the offer to acquire or redeem, or the acquisition or redemption is a step in an amalgamation, merger, reorganization or arrangement that requires approval in a vote of securityholders, or

(c)	if the securities are debt securities that are not convertible into securities other than debt securities.

“Management Company Employee” means an individual employed by a Person providing management services to the Corporation, which are required for the ongoing successful operation of the business enterprise of the Corporation, but excluding a Person engaged in Investor Relations Activities.

“Officer” means any individual who is serving as a duly appointed officer of the Corporation.

“Option” means an option to acquire Common Shares awarded to a Participant, including all options granted under the Plan or any prior version of the Plan or pursuant to individual option agreements.

“Optionee” means a Person to whom an Option has been granted hereunder.

“Option Period” means the period of time an Option may be exercised as specified in Section 2.6(1).

“Option Certificate” means the certificate, in the form set out as Schedule A hereto, evidencing an Option.

“Participant” means a participant under the Plan and includes a Director, Officer, Management Company Employee or Consultant of the Corporation and its Designated Affiliates or subsidiaries.

“Person” means any individual, partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity howsoever designated or constituted.

“Plan” means this amended and restated stock option plan, as such may be further amended from time to time.

“Securities Act” means the Securities Act (Ontario), as now in effect or as hereafter amended.

“Security Based Compensation” means any issuance or potential issuance of Common Shares or other securities of the Corporation to an eligible participant pursuant to a Security Based Compensation Plan.

“Security Based Compensation Plans” means, collectively, (i) the restricted stock unit incentive plan of the Corporation, as such may be amended from time to time, (ii) this Plan and (iii) any other compensation or incentive mechanism adopted by the Corporation involving the issuance or potential issuance of Common Shares or other securities of the Corporation to eligible Persons thereunder.

“Stock Exchange” any principal stock exchange(s) upon which the Common Shares are listed and posted for trading.

“Take-over Bid” means an offer to acquire outstanding voting securities or equity securities of a class made to one or more persons or companies, where the securities subject to the offer to acquire, together with the offeror’s securities, constitute in the aggregate 20 percent or more of the outstanding securities of that class of securities at the date of the offer to acquire but does not include an offer to acquire if the offer to acquire is a step in an amalgamation, merger, reorganization or arrangement that requires approval in a vote of security holders.

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“TSX-V” means the TSX Venture Exchange.

“TSX-V Policies” means the policies included in the TSX-V Corporate Finance Manual and “TSX-V Policy” means any one of them.

ARTICLE 2

PARTICIPATION AND OPTION DETAILS

Section 2.1 Participants.

The Plan is hereby established for certain Employees, Management Company Employees, senior Officers and Directors of, and Consultants to, the Corporation or any of its Designated Affiliates.

Section 2.2 Eligibility

The Board may, from time to time and in its sole discretion, determine those Directors, senior Officers, Management Company Employees or Employees of the Corporation or any of its Designated Affiliates (including officers thereof, whether or not directors), Consultants or Persons conducting Investor Relations Activities for the Corporation or any of its Designated Affiliates to whom Options are to be awarded and, who, by the nature of their positions or jobs, are, in the opinion of the Board of Directors, upon the recommendation of the President of the Corporation, in a position to contribute to the success of the Corporation or its Designated Affiliates. For any Options granted to Management Company Employee, Employees or Consultants, it is the responsibility of the Corporation and the Optionee to ensure and confirm that the Optionee is a bona fide Management Company Employee, Employee or Consultant, as the case may be.

Section 2.3 Amount of Options.

The determination regarding the amount of optioned Common Shares outstanding to each Participant will take into consideration the Participant’s present and potential contribution to the success of the Corporation and shall be determined from time to time by the Board of Directors. However, subject to Section 2.9, in no event shall the number of optioned Common Shares available for issuance under the Plan exceed 10% of the issued and outstanding Common Shares from time to time. In addition, the number of Common Shares issued or to be issued under the Plan and all other Security Based Compensation Plans, at any time, shall not exceed 20% of the total number of the issued and outstanding Common Shares.

Section 2.4 Price.

The exercise price per Common Share shall be determined by the Board of Directors at the time the Option is granted and will be as set forth in the Option Certificate issued in respect of such Option, but such exercise price shall not be less than the closing price of the Common Shares on the Stock Exchange on the trading day immediately preceding the day of the grant of the Option, less the applicable discount permitted by the TSX-V, if any.

Section 2.5 Lapsed options.

In the event that Options granted under the Plan are surrendered, cancelled, terminate or expire without being exercised in whole or in part, new Options may be granted covering the Common Shares not purchased under such lapsed Options.

Section 2.6 Consideration, Option Period and Payment.

(1)	The period during which Options may be exercised shall be determined by the Board of Directors in its discretion and will be as set forth in the applicable Option Certificate, to a maximum of ten (10) years from the date the Option is granted (the “Option Period”), except as the same may be reduced with respect to any Option as provided in Section 2.7 and Section 2.8 respecting termination of employment or death of the Participant.

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(2)	Options shall be exercisable (in each case to the nearest full Common Share) during the Option Period in the determination of the Board of Directors. Unless otherwise stated by the Board of Directors, Options shall be granted so that they qualify as incentive stock options (“ISO”) under Section 422 of the U.S. Internal Revenue Service Code (“IRS Code”). The Board of Directors may grant Options that do not qualify as ISO and may also grant the right to choose whether Options are to qualify as ISO pursuant to Section 422 of the IRS Code.

(3)	Except as set forth in Section 2.7 and Section 2.8, no Option may be exercised unless the Participant is, at the time of such exercise, a Director or senior Officer of or in the employ of, a Consultant to, or a Person conducting Investor Relations Activities for, the Corporation or any of its Designated Affiliates and shall have been continuously a Director or senior Officer or so employed or providing said services to the Corporation or any of its Designated Affiliates since the grant of his or her Option. Absence on leave with the approval of the Corporation or a Designated Affiliate shall not be considered an interruption of employment for any purpose of the Plan.

(4)	The exercise of any Option will be contingent upon the Participants delivering to the Administrator an Exercise Notice, the applicable Option Certificate, and receipt by the Corporation of cash payment of the full purchase price of the optioned Common Shares or providing a guarantee of payment satisfactory to the Corporation which are the subject of the exercised Option. No Participant or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Common Shares with respect to which he or she was granted an Option under this Plan, unless and until certificates for such Common Shares are issued to him or her, or them, under the terms of the Plan.

(5)	Options granted to Persons conducting Investor Relations Activities for the Corporation must vest in stages over twelve months with no more than ¼ of the Options vesting in any three-month period. Furthermore, any Options granted to Persons conducting Investor Relations Activities for the Corporation shall not be accelerated without prior approval of the TSX-V.

(6)	If the Termination (see section 2.7) date for an Option occurs during a Blackout Period applicable to the relevant Participant, then the Termination date for the Option shall be the date that is the tenth (10th) business day after the expiry date of the Blackout Period.

(7)	If there is a Take-over Bid or Issuer Bid made for all or any of the issued and outstanding Common Shares, then the Board of Directors may, by resolution, permit all Options outstanding to become immediately exercisable in order to permit Common Shares issuable under such Options to be tendered to such bid.

Section 2.7 Termination of Employment.

If a Participant shall:

(a)	cease to be a Director or senior Officer of the Corporation and any of its Designated Affiliates (and is not or does not continue to be an Employee thereof); or

(b)	cease to be employed by the Corporation or any of its Designated Affiliates or to provide consulting services to the Corporation or any of its Designated Affiliates (and is not or does not continue to be a director or senior officer thereof) for any reason (other than death) or shall receive notice from the Corporation or any of its Designated Affiliates of the termination of his or her employment or provision of consulting services;

(collectively, “Termination”) he or she may, but only within 365 days next succeeding such Termination, exercise his or her Options to the extent that he or she was entitled to exercise such Options at the date of such Termination, provided that in no event shall such right extend beyond the Option Period, subject to adjustment. Notwithstanding anything else contained in the Plan and subject to any necessary approval from the Corporation’s stockholders and the applicable regulatory authorities, the Board of Directors may in its discretion (a) extend the expiry date of any Option, provided that in no case will an Option be exercisable later than the tenth (10th) anniversary of the grant date of the Option, and provided further that the Board of Directors may not extend the Option Period of any Option, if the holder of such Option is an Insider at the time of the proposed extension to the Exercise Period, without obtaining Disinterested Shareholder Approval prior to such extension; or (b) subject to Section 3.6 hereof, accelerate the expiry or vesting terms applicable to an Option.

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Section 2.8 Death of Participant.

In the event of the death of a Participant who is a Director or senior Officer of the Corporation or any of its Designated Affiliates or who is an Employee having been continuously in the employ of the Corporation or any of its Designated Affiliates or who has continuously provided consulting services to the Corporation or any of its Designated Affiliates for one year from and after the date of the granting of his or her Option, the Option theretofore granted to him or her shall be exercisable within the 365 days next succeeding such death and then only:

(a)	by the person or persons to whom the Participant’s rights under the Option shall pass by the Participant’s will or the laws of descent and distribution; and

(b)	to the extent that he or she was entitled to exercise the Option at the date of his or her death, provided that in no event shall such right extend beyond the Option Period.

Section 2.9 Adjustment in Shares Subject to the Share Option Plan.

In the event:

(a)	there is any change in the Common Shares through subdivisions or consolidations, or otherwise;

(b)	the Corporation declares a dividend on Common Shares payable in Common Shares or securities convertible into or exchangeable for Common Shares; or

(c)	the Corporation issues Common Shares, or securities convertible into or exchangeable for Common Shares, in respect of, in lieu of, or in exchange for, existing Common Shares;

the number of Common Shares available under an Option, the Common Shares subject to any Option, and the option price thereof, shall, subject to TSX-V approval, be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of the Plan. For greater certainty, TSX-V approval will not be required for any stock split or reverse split.

Section 2.10 Record Keeping.

The Corporation shall maintain a register in which shall be recorded:

(a)	The name and address of each Participant in the Plan; and

(b)	The number of Options granted to a Participant and the number of Options outstanding.

Section 2.11 Necessary Approvals.

The obligation of the Corporation to issue and deliver any Common Shares in accordance with the Plan shall be subject to any necessary approval of any Stock Exchange or regulatory authority having jurisdiction over the securities of the Corporation. If any Common Shares cannot be issued to any Participant for whatever reason, the obligation of the Corporation to issue such Common Shares shall terminate and any Option exercise price paid to the Corporation shall be returned to the Participant.

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ARTICLE 3

GENERAL

Section 3.1 Number of Shares.

Subject to adjustment as provided for in Section 2.9 hereof, the maximum number of Common Shares reserved for issuance under the Plan shall not exceed 10% of the issued and outstanding Common Shares (on a non-diluted basis) from time to time. Further, unless Disinterested Shareholder Approval has been obtained, the maximum aggregate number of Common Shares which may be issuable under the Plan and any other Security Based Compensation Plan on and after the effective date of the Plan, within any 12-month period:

(a)	to Insiders (as a group), shall not exceed 10% of the issued and outstanding Common Shares, calculated as at the date any Security Based Compensation is granted or issued to any Insider;

(b)	to any one Person, must not exceed 5% of the then issued and outstanding Common Shares, calculated as at the date any Security Based Compensation is granted or issued to the Person.

Notwithstanding the foregoing:

(a)	unless Disinterested Shareholder Approval has been obtained, the maximum aggregate number of Common Shares issuable pursuant to all Security Based Compensation granted or issued to Insiders (as a group), at any time, cannot exceed 10% of the issued and outstanding Common Shares;

(b)	the maximum aggregate number of Common Shares issuable pursuant to all Security Based Compensation granted or issued to any one Consultant, cannot exceed 2% of the issued and outstanding Common Shares, calculated as at the date any Security Based Compensation is granted or issued to the Consultant;

(c)	the maximum aggregate number of Common Shares issuable pursuant to all Security Based Compensation granted or issued to all Persons conducting Investor Relations Activities, shall not exceed 2% of the issued and outstanding Common Shares at any one time, calculated as at the date any Option is granted to such Persons; and

(d)	grants of Options to Insiders shall be subject to the TSX-V Policies so long as the Common Shares are listed on the TSX-V;

(e)	no Option shall be granted to any Participant unless the Board of Directors has determined that the grant of such Option and the exercise thereof by the Participant will not violate the securities laws of the jurisdiction in which the Participant resides; and

(f)	the annual grant of Options under this Plan to any one non-Employee Director, in combination with all other Security Based Compensation granted to such non-Employee Director, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of $150,000 per non-Employee Director, provided that the total value (based on grant date fair value as determined by the Board) of Options issuable to any one non-Employee Director in any one year period shall not exceed $100,000.

Section 3.2 Administration.

The Plan will be administered by the Administrator on the instructions of the Board of Directors. The Board of Directors may make, amend and repeal at any time and from time to time such policies not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such policies will form part of the Plan. The Board may delegate to the Administrator or any Director, Officer or Employee of the Corporation such administrative duties and powers as it may see fit.

Section 3.3 Delegation to Compensation Committee.

All of the powers exercisable hereunder by the Board of Directors may, to the extent permitted by applicable law and by resolution of the Board of Directors, be exercised by a compensation committee of such Board of Directors (the “Compensation Committee”). All of the powers exercisable by the Board of Directors under the Plan may, to the extent permitted by applicable law and authorized by resolution of the Board of Directors, be exercised by a Compensation Committee of not less than three Directors. The Directors on such Compensation Committee shall not be employees of the Corporation so long as they are on such committee. In addition, if determined appropriate by the Board of Directors, the Board of Directors may delegate any or all of the powers of the Board of Directors under the Plan to an independent consultant.

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Section 3.4 Notification of Award.

Following the approval by the Board of Directors of the awarding of an Option, the Administrator will notify the Participant in writing of the award and will enclose with such notice the Option Certificate representing the Option so awarded.

Section 3.5 Option Details.

With respect to each Option to be granted to an Optionee, the Board of Directors shall specify the following terms in the Option Certificate:

(a)	the grant date;

(b)	the term of the Option, provided that the Option Period shall in no event be greater than ten (10) years following the grant date; however, if the Option Period is terminated during a Blackout Period, the Exercise Period shall be extended to the date that is ten (10) business days following the end of such Blackout Period (the “Extension Period”), provided that, if an additional Blackout Period is subsequently imposed by the Corporation during the Extension Period, then such Extension Period shall be deemed to commence following the end of such additional Blackout Period to enable the exercise of such Option within ten (10) business days following the end of the last imposed Blackout Period;

(c)	subject to Section 2.4, the exercise price of the Option;

(d)	any vesting schedule contained in the Option Certificate upon which the exercise of the Option is contingent; provided that, subject to compliance with the rules and policies of all applicable regulatory authorities, the Board of Directors shall have complete discretion with respect to the terms of any such vesting schedule, including, without limitation, discretion to:

(i)	permit partial vesting in stated percentage amounts based on the term of such Option; and

(ii)	permit full vesting after a stated period of time has passed from the grant date; and

(e)	such other terms and conditions as the Board of Directors deems advisable and are consistent with the purposes of this Plan.

Section 3.6 Term of Option.

An Optionee may exercise an Option in whole or in part at any time or from time to time during the Option Period. Any Option or part thereof not exercised within the Option Period will terminate and become null, void and of no effect as of 5:00 p.m. local time in Toronto, Ontario on the applicable expiry date, subject to Sections 2.7, 2.8 and 3.4 hereof.

Section 3.7 Issuance of Share Certificates or DRS Statements.

As soon as practicable following the receipt of the Exercise Notice, the Administrator will, in his or her sole discretion, either cause to be delivered to the Optionee a certificate or DRS statement for the Common Shares purchased by the Optionee or cause to be delivered to the Optionee a copy of such certificate or DRS statement and the original of such certificate or DRS Statement will be placed in the minute book of the Corporation. If the number of Common Shares in respect of which the Option was exercised is less than the number of Common Shares subject to the Option Certificate surrendered, the Administrator will forward a new Option Certificate to the Optionee concurrently with delivery of the share certificate or DRS Statement, or the copy thereof, for the balance of the Common Shares available under the Option.

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Section 3.8 Condition of Issue.

The Options and the issue of Common Shares by the Corporation pursuant to the exercise of Options are subject to the terms and conditions of the Plan and compliance with the rules and policies of all applicable regulatory authorities with respect to the granting of such Options and the issuance and distribution of such Common Shares, and to all applicable securities laws and regulations. The Optionee agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Corporation any information, reports or undertakings required to comply with, and to fully cooperate with, the Corporation in complying with such laws, regulations, rules and policies.

Section 3.9 Transferability.

The benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable by a Participant unless specifically provided herein. During the lifetime of a Participant, all benefits, rights and options shall only be exercised by the Participant or by his or her guardian or legal representative.

Section 3.10 Employment.

Nothing contained in the Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Corporation or any Designated Affiliate, or interfere in any way with the right of the Corporation or any Designated Affiliate to terminate the Participant’s employment or provision of consulting services at any time. Participation in any of the Plan by a Participant shall be voluntary.

Section 3.11 Administration of the Plan.

The Plan shall be administered by the Board of Directors. The Board of Directors shall be authorized to interpret the Plan and may, from time to time, establish, amend or rescind rules and regulations required for carrying out the Plan. Any such interpretation of the Plan shall be final and conclusive. All administrative costs of the Plan shall be paid by the Corporation. The senior Officers of the Corporation are authorized and directed to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary for the implementation of the Plan and of the rules and regulations established for administering the Plan.

Section 3.12 Amendment, Modification or Termination of the Plan.

Subject the requisite stockholder and regulatory approvals set forth under subparagraphs 3.12(a) and (b) below, the Board of Directors, or the Compensation Committee pursuant to Section 3.3, may from time to time amend or revise the terms of the Plan or may discontinue the Plan at any time provided however that no such right may, without the consent of the Optionee, in any manner adversely affect his rights under any Option theretofore granted under the Plan. If the Optionee is an Insider, any amendment reducing the exercise price of an Option or extending an Option Period will require Disinterested Shareholder Approval pursuant to the TSX-V Policies.

(a)	Subject to Section 3.3 and to receipt of requisite stockholder and regulatory approval, the Board of Directors may make the following amendments to the Plan:

(i)	any amendment to the number of securities issuable under the Plan, including an increase to a fixed maximum number of securities or a change from a fixed maximum number of securities to a fixed maximum percentage. A change to a fixed maximum percentage which was previously approved by stockholders will not require additional stockholder approval;

(ii)	any change to the definition of “Participants” which would have the potential of narrowing or broadening or increasing insider participation;

(iii)	the addition of any form of financial assistance;

(iv)	any amendment to a financial assistance provision which is more favourable to Participants;

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(v)	any addition of a cashless exercise feature, payable in cash or securities which does not provide for a full deduction in the number of underlying securities from the Plan;

(vi)	the addition of deferred or restricted share unit or any other provision which results in Participants receiving securities while no cash consideration is received by the Corporation; and

(vii)	any other amendments that may lead to significant or unreasonable dilution in the Corporation’s outstanding securities or may provide additional benefits to Participants, especially to insiders of the Corporation, at the expense of the Corporation and its existing stockholders.

(b)	Subject to Section 3.3, the Board of Directors may, subject to receipt of requisite regulatory approval, where required, in its sole discretion make all other amendments to the Plan that are not of the type contemplated in subparagraph 3.12(a) above, including, without limitation:

(i)	amendments of a housekeeping nature;

(ii)	the addition of or a change to vesting provisions of an Option or the Plan; and

(iii)	a change to the termination provisions of an Option or the Plan which does not entail an extension beyond the original expiry date.

(c)	Notwithstanding the provisions of subparagraph 3.12(b), the Corporation shall additionally obtain requisite stockholder approval in respect of amendments to the Plan that are contemplated pursuant to subparagraph 3.12(b) to the extent such approval is required by any applicable law or regulations.

Section 3.13 Consolidation, Merger, etc.

If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a transfer of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an option under the Share Option Plan, the holder thereof shall be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the option immediately prior to such event, unless the directors of the Corporation otherwise determine the basis upon which such option shall be exercisable. For greater certainty, any share capital adjustment resulting from a consolidation, merger or statutory amalgamation or arrangement, excluding a stock split or reverse split, shall be subject to prior approval of the TSX-V.

Section 3.14 No Representation or Warranty.

The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of the Plan.

Section 3.15 Interpretation.

The Plan is established under, and the provisions of the Plan will be subject to and interpreted and construed in accordance with, the laws of the Province of Ontario. The interpretation by the Board of Directors of any of the provisions of the Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Participant. No member of the Board of Directors or any Person acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board of Directors and each such Person will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

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Section 3.16 Press Releases.

A grant of any Option under this Plan to a Director, Officer or Person providing Investor Relations Activities to the Corporation, and any amendment to an Option issued under this Plan to such Director, Officer or Person, must be disclosed to the public by way of a news release that must be disseminated on the day the Award is granted or amended, as applicable.

Section 3.17 TSX-V Hold Period and Resale Restrictions.

If required by the TSX-V Policies, the certificate representing the Option and any certificate representing Common Shares issued upon the exercise of such Option (if exercised prior to the expiry of the Exchange Hold Period) will bear the following Exchange Hold Period legend:

“Without prior written approval of TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until [insert date that is four months and a day after the distribution date].”

Section 3.18 Headings.

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

Section 3.19 Approval and Effective Date.

This Plan shall become effective upon its adoption by the Board of Directors subject to approval of the Plan by a majority of the stockholders of the Corporation voting in person or by proxy at a meeting of the stockholders or by written consent, which approval must be obtained within 12 months following adoption of the Plan by the Board of Directors. However, options may be granted under this Plan prior to obtaining stockholder approval of the Plan, but any such options shall be contingent upon such stockholder approval being obtained and may not be exercised prior to such approval.

Approved by the Board of Directors on July 5, 2023.

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Schedule A

BUNKER HILL MINING CORP.

AMENDED AND RESTATED INCENTIVE SHARE PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Bunker Hill Mining Corp. (the “Company”) amended and restated incentive share plan (the “Plan”) and evidences that ● is the holder (the “Optionee”) of an option (the “Option”) to purchase up to ● shares of common stock in the capital of the Company (the “Common Shares”). The exercise price of the Option is $● per Common Share.

Subject to the provisions of the Plan:

(a)	the grant date of the Option is ●, ●;

(b)	the expiry date of the Option is ●, ●; and

(c)	the Option shall vest in accordance with the following schedule:

(i)	●; and

(ii)	●.

The vested portion or portions of the Option may be exercised at any time and from time to time from and including the Award Date through to 5:00 p.m. local time in Toronto, Ontario on the expiry date by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to Bunker Hill Mining Corp. in an amount equal to the aggregate of the exercise price of the Common Shares in respect of which the Option is being exercised.

This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Optionee hereby expressly agrees with the Company to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company will prevail.

The Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto. All terms not otherwise defined in this Certificate will have the meanings given to them under the Plan.

Dated this day of ●, ●.

BUNKER HILL MINING CORP.

Per:
Name:	●
Title:	●

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Schedule B

BUNKER HILL MINING CORP.

AMENDED AND RESTATED INCENTIVE SHARE PLAN

NOTICE OF EXERCISE OF OPTION

TO:	David Wiens, Chief Financial Officer

Bunker Hill Mining Corp.

82 Richmond Street East

Toronto, Ontario M5C 1P1

The undersigned hereby irrevocably gives notice, pursuant to the amended and restated incentive share plan (the “Plan”) of Bunker Hill Mining Corp. (the “Company”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(d)	all of the Common Shares; or

(e)	___________________ of the Common Shares,

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to the Company in an amount equal to the aggregate exercise price of the aforesaid Common Shares and directs the Company to issue the certificate evidencing said Common Shares in the name of the undersigned to be mailed to the undersigned at the following address:

___________________________________

___________________________________

___________________________________

By executing this Notice of Exercise of Option the undersigned hereby confirms that the undersigned has read the Plan and agrees to be bound by the provisions of the Plan. All terms not otherwise defined in this Notice of Exercise of Option will have the meanings given to them under the Option Certificate.

DATED the ________ day of ____________________, __________.

__________________________________

Signature of Optionee

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SCHEDULE “D”

Bunker Hill Mining Corp.

dEFERRED SHARE UNIT PLAN

Section 1.	Interpretation and Administrative Provisions

1.1	Purpose

The purposes of the Plan are to: (i) align the interests of directors of the Corporation with the long term interests of shareholders; and (ii) allow the Corporation to attract and retain high quality directors.

1.2	Definitions

For the purposes of the Plan, the following terms have the following meanings:

“Affiliate” means any entity that is an “affiliate” for purposes of the Canadian Securities Administrators National Instrument 45-106 Prospectus and Registration Exemptions, as amended from time to time.

“Applicable Withholdings” means all income taxes and statutory amounts required to be withheld by the Corporation.

“Award Date” means the date that compensation is paid to a Participant.

“Board” means the board of directors of the Corporation.

“Canadian Participant” means any Participant who is not a U.S. Participant and who is a Canadian resident for tax purposes.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the Treasury Regulations promulgated thereunder.

“Committee” means the Committee of the Board to which the Board has delegated responsibility for the administration of this Plan and, in the absence of such a delegation means the Board.

“Common Share” means a share of common stock in the capital of the Corporation.

“Corporation” means Bunker Hill Mining Corp., and such of its Affilitates as are designated by the Board from time to time.

“Deferred Share Unit” means a right granted to an Eligible Person to receive, as set out in the Plan, the Share Unit Amount.

“Dividend Deferred Share Unit” has the meaning set out in Section 3.3.

“Election Notice” means a notice substantially in the form set out as Schedule B, as amended by the Committee from time to time.

“Eligible Person” means any director of the Corporation.

“Expiry Date” means December 15 of the year following the year in which the Eligible Person ceases to hold all offices and employment with the Corporation.

“Fair Market Value” means the volume weighted average trading price of a Common Share of the Corporation on the principal stock exchange on which such Common Shares are traded for the 20 trading days immediately preceding the applicable day (calculated as the total value of Common Shares traded over the 20 day trading period divided by the total number of Common Shares traded over the 20 trading day period).

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“Grant Agreement” means an agreement substantially in the form set out as Schedule A, as amended by the Committee from time to time.

“Grant Date” means the date the Committee completes all requisite actions required to approve the grant of a Deferred Share Unit.

“Participant” means any Eligible Person to whom a Deferred Share Unit is granted.

“Plan” means the Bunker Hill Mining Corp. Deferred Share Unit Plan as amended from time to time.

“Redemption Date” means the date elected by a Canadian Participant pursuant to Section 3.4(a) and the date elected by a U.S. Participant pursuant to section 3.4(b).

“Redemption Notice” mean a notice substantially in the form set out as Schedule C, as amended by the Committee from time to time.

“Separation from Service” means, with respect to a U.S. Participant, the first date on or after the U.S. Participant’s Termination Date on which the Participant has a separation from service under Treasury Regulation Section 1.409A-1(h).

“Share Unit Account” means the notional account maintained for each Participant to which Deferred Share Units are credited.

“Share Unit Amount” has the meaning set out in Section 3.5.

“Termination Date” means the date a Participant ceases to be a director of the Corporation and ceases to hold any other position with the Corporation.

“Treasury Regulations” means the Treasury Regulations promulgated under the Code.

“U.S. Participant” means, any Participant who is a United States citizen or United States resident alien as defined for purposes of Code Section 7701(b)(1)(A).

“Vested Deferred Share Unit” has the meaning set out in Section 3.8.

“Vesting Date” means the date or dates designated in the Grant Agreement, or such earlier date as is provided for in the Plan or is determined by the Committee.

Where the context so requires, words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

1.3	Effective Date of Plan

The effective date of the Plan is April 21, 2020.

Section 2.	Administration

2.1	Administration of the Plan

Subject to the Committee reporting to the Board on all matters relating to this Plan and obtaining approval of the Board for those matters required by the Committee’s mandate, this Plan will be administered by the Committee which has the sole and absolute discretion to: (i) grant Deferred Share Units to Eligible Persons; (ii) interpret and administer the Plan; (iii) establish, amend and rescind any rules and regulations relating to the Plan; (iv) establish conditions to the vesting of Deferred Share Units; and (v) make any other determinations that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan, in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable. Any decision of the Committee with respect to the administration and interpretation of the Plan shall be conclusive and binding on the Participants.

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To the extent that any Deferred Share Unit granted to a U.S. Participant is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, such Deferred Share Unit shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Participant to incur any tax, interest or penalties under Code Section 409A, the Committee may, in its sole discretion and without the U.S. Participant’s consent, modify such provision to (i) comply with, or avoid being subject to, Code Section 409A, or to avoid incurring taxes, interest or penalties under Code Section 409A, and otherwise (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Participant of the applicable provision without materially increasing the cost to the Corporation or contravening Code Section 409A. However, the Corporation shall have no obligation to modify the Plan or any Deferred Share Unit and does not guarantee that Deferred Share Units will not be subject to taxes, interest and penalties under Code Section 409A.

2.2	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

2.3	Determination of Value if Common Shares Not Publicly Traded

Should Common Shares no longer be publicly traded at the relevant time such that the Fair Market Value cannot be determined in accordance with the formula set out in the definition of that term, the Fair Market Value of a Common Share shall be determined by the Committee in its sole discretion.

2.4	Taxes and Other Source Deductions

The Corporation shall be authorized to deduct from any amount to be paid or credited hereunder any Applicable Withholdings in such manner as the Corporation determines, to the extent such Applicable Withholdings are not satisfied through the sale of Shares as provided in Section 3.5.

2.5	U.S. Participant

Notwithstanding any other provision of the Plan to the contrary:

(a)	If at the time of Separation from Service the Company’s stock is publicly traded on an established securities market or otherwise, each U.S. Participant who is a “specified employee” of the Company within the meaning of Section 409A(a)(2)(B)(i) of the Code and Treasury Regulation Section 1.409A-1(i), shall not receive any payment under the Plan until the first day of the seventh month following the date of such Participant’s Separation from Service (or, if earlier, the date of death).

(b)	The acceleration of the time of any payment under the Plan is prohibited except as provided in Treasury Regulation Section 1.409A-3(j)(4) and administrative guidance promulgated under Section 409A of the Code.

Section 3.	Deferred Share Units

3.1	Awards of Deferred Share Units

The Committee may grant Deferred Share Units to Eligible Persons in its sole discretion. The award of a Deferred Share Unit to an Eligible Person at any time shall neither entitle such Eligible Person to receive nor preclude such Eligible Person from receiving a subsequent grant of Deferred Share Units.

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3.2	Election to Defer Director Retainer

An Eligible Person may elect to defer all or any portion of the retainer or compensation that would otherwise be received by the Eligible Person in cash, by electing to receive such retainer or compensation in the form of Deferered Share Units, by delivering to the Corporation an Election Notice not later than December 31 of the year preceeding the first date of any period in respect of which the retainer or incentive compensation would be earned. An Eligible Person who elects to defer retainer or compensation by electing to receive such retainer in the form of Deferred Share Units will be awarded the number of Deferred Share Units determined by dividing the dollar amount of the retainer or compensation to be deferred by the Fair Market Value of a Common Share as at the Award Date. Elections pursuant to this section, when made, shall be irrevocable and may not be made during a period when the Eligible Person is prohibited from trading in securities of the Corporation by the Corporation’s disclosure and insider trading policy.

3.3	Crediting of Deferred Share Units and Dividend Deferred Share Units

Deferred Share Units granted to a Participant shall be credited to the Participant’s Share Unit Account on the Grant Date. Each grant of Deferred Share Units must be confirmed by a Grant Agreement signed by the Corporation and the Participant. From time to time, a Participant’s Share Unit Account shall be credited with Dividend Deferred Share Units in the form of additional Deferred Share Units (“Dividend Deferred Share Units”) in respect of outstanding Deferred Share Units on each dividend payment date in respect of which normal cash dividends are paid on Shares. Such Dividend Deferred Share Units shall be computed as:

(a)	the amount of the dividend declared and paid per Common Share multiplied by the number of Deferred Share Units recorded in the Participant’s Share Unit Account on the date for the payment of such dividend, divided by

(b)	the Fair Market Value of a Common Share as at the dividend payment date.

3.4	Redemption Date Notice

Participants shall elect a Redemption Date for Deferred Share Units as follows:

a)	Canadian Participants may elect at any time to redeem Vested Deferred Share Units on any date or dates after the Termination Date and on or before the Expiry Date (the “Redemption Date”); and

b)	U.S. Participants shall elect to redeem Vested Deferred Share Units on a fixed date or dates during the period commencing after the Termination Date and on or before the Expiry Date (the “Redemption Date”) provided that such election must be irrevocably made prior to the earlier of: (i) receipt by the U.S. Participant of each award of Deferred Share Units; and (ii) the first day of the taxable year of the U.S. Participant in which the period over which the award is to be earned, begins. For this purpose a “fixed date” may include any permissible payment event under Section 409A of the Code, for example, Separation from Service. Notwithstanding anything to the contrary in this Section, the Redemption Date with respect to U.S. Participants shall mean the later of the elected date and the date the U.S. Participant has a Separation from Service.

Provided that if the Participant does not elect a Redemption Date in respect of an award of Deferred Share Units, the Deferred Share Units shall be redeemed on the Expiry Date.

3.5	Redemption of Deferred Share Units

The Company shall redeem the Vested Deferred Share Units elected to be redeemed by the Participant on the elected Redemption Date by paying to the Participant an amount (the “Share Unit Amount”) equal to: (A) the number of Vested Deferred Share Units elected to be redeemed multiplied by (B) the Fair Market Value minus (C) Applicable Withholdings. The Deferred Share Unit Amount shall be paid as a lump-sum by the Company within ten business days of the Redemption Date.

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3.6	Effect of Redemption of Deferred Share Units.

A Participant shall have no further rights respecting any Vested Deferred Share Unit which has been redeemed in accordance with the Plan.

3.7	Reporting of Deferred Share Units

Statements of the Deferred Share Unit Accounts held by each Participant will be made available to the Participant annually.

3.8	Vesting Date

Each Deferred Share Unit shall vest (become a “Vested Deferred Share Unit”) on the Vesting Date, conditional on the satisfaction of any additional vesting conditions established by the Committee from time to time. Dividend Deferred Share Units shall vest at the same time and in the same proportion as the associated Deferred Share Units.

3.9	Ceasing to be an Eligible Person

If a Participant ceases to be an Eligible Person, except to the extent specifically provided to the contrary in the Grant Agreement, all the Participant’s Deferred Share Units and related Dividend Deferred Share Units shall vest immediately prior to the Participant’s termination date.

Section 4.	General

4.1	Capital Adjustments

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation’s assets to shareholders, or any other change in the capital of the Corporation affecting Common Shares, the Committee will make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change (for the purpose of preserving the value of the Deferred Share Units), with respect to (i) the number or kind of shares or other securities on which the Deferred Share Units and Dividend Deferred Share Units are based; and (ii) the number of Deferred Share Units and Dividend Deferred Share Units; provided, however, that no substitution or adjustment will obligate the Corporation to issue or sell fractional shares.

4.2	Amendment, Suspension, or Termination of Plan

The Committee may amend, suspend or terminate the Plan, or any portion thereof, at any time, subject to those provisions of applicable law (including, without limitation, the rules, regulations and policies of the Toronto Stock Exchange), if any, that require the approval of disinterested shareholders or any governmental or regulatory body.

If this Plan is terminated, the provisions of this Plan and any administrative guidelines, and other rules adopted by the Committee and in force at the time of this Plan, will continue in effect as long as a Deferred Share Unit or any rights pursuant thereto remain outstanding. However, notwithstanding the termination of the Plan, the Committee may make any amendments to the Plan or the Deferred Share Units it would be entitled to make if the Plan were still in effect.

The Committee may amend or modify any outstanding Deferred Share Unit in any manner to the extent that the Committee would have had the authority to initially grant the award as so modified or amended; provided that, where such amendment or modification is materially adverse to the holder, the consent of the holder is required to effect such amendment or modification.

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4.3	Non-Exclusivity

Nothing contained herein will prevent the Committee from adopting other or additional compensation arrangements for the benefit of any Participant, subject to any required regulatory or shareholder approval.

4.4	Unfunded Plan

To the extent any individual holds any rights under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Corporation.

4.5	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation and each Participant, including without limitation, the legal representative of a Participant, or any receiver or trustee in bankruptcy or representative of the creditors of the Corporation or a Participant.

4.6	Transferability of Awards

Rights respecting Deferred Share Units and Dividend Deferred Share Units shall not be transferable or assignable other than by will or the laws of descent and distribution.

4.7	No Special Rights

Nothing contained in the Plan or in any Deferred Share Unit or Dividend Deferred Share Unit will confer upon any Participant any right to be nominated as a director of the Corporation or interfere in any way with the right of the Corporation at any time to accept the resignation of the Participant or not nominate the Participant for election as a director of the Corporation.

Deferred Share Units and Dividend Deferred Share Units shall not be considered Common Shares nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Common Shares, nor shall any Participant be considered the owner of Common Shares by virtue of his ownership of Deferred Share Units or Dividend Deferred Share Units.

4.8	Tax Consequences

It is the responsibility of the Participant to complete and file any tax returns which may be required under Canadian, U.S. or other applicable jurisdiction’s tax laws within the periods specified in those laws as a result of the Participant’s participation in the Plan. No Corporation shall be held responsible for any tax consequences to a Participant as a result of the Participant’s participation in the Plan.

4.9	No Liability

The Corporation shall not be liable to any Participant for any loss resulting from a decline in the market value of any Common Shares.

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SCHEDULE A

Bunker Hill Mining Corp.

DEFERRED SHARE UNIT PLAN

GRANT AGREEMENT FOR DEFERRED SHARE UNITS

[Name of Director] (the “Participant”)

Pursuant to the Bunker Hill Mining Corp. Deferred Share Unit Plan effective April 21, 2020, (the “Plan”), and in consideration of services provided to the Corporation by the Participant, Bunker Hill Mining Corp. hereby grants to the Participant ______ Deferred Share Units under the Plan.

All capitalized terms not defined in this Grant Agreement have the meaning set out in the Plan. No cash or other compensation shall at any time be paid in respect of any Deferred Share Units or Dividend Deferred Share Units which have been forfeited or terminated under the Plan or on account of damages relating to any Deferred Share Units or Dividend Deferred Share Units which have been forfeited or terminated under the Plan.

The Vesting Date for this award is the Grant Date.

Bunker Hill Mining Corp. and the Participant understand and agree that the granting and redemption of these Deferred Share Units and any related Dividend Deferred Share Units are subject to the terms and conditions of the Plan, a copy of which has been provided to the Participant, all of which are incorporated into and form a part of this Grant Agreement. For greater certainty, the Participant authorizes the Corporation to pay Applicable Withholdings on the redemption of any Deferred Share Units.

DATED ______________________

Bunker Hill Mining Corp.

Per:

I agree to the terms and conditions set out herein.

Name:

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SCHEDULE B

Bunker Hill Mining Corp.

DEFERRED SHARE UNIT PLAN

ELECTION NOTICE FOR DEFERRED SHARE UNITS

To: Bunker Hill Mining Corp.

Pursuant to the Bunker Hill Mining Corp. Deferred Share Unit Plan effective April 21, 2020 (the “Plan”), the undersigned hereby elects to receive

○	______________%;

○	$_____________; or

○	All of the Participant’s retainer excess of $___________

of the undersigned’s director retainer in respect of the year ending December 31, , in the form of Deferred Share Units under the Plan. This election is irrevocable for such year’s retainer.

Notwithstanding any other provision of the Plan or the Grant Agreement, the Deferred Share Units awarded pursuant to this Election Notice will vest immediately.

All capitalized terms not defined in this Election Notice have the meaning set out in the Plan. No cash or other compensation shall at any time be paid in respect of any Deferred Share Units or Dividend Deferred Share Units which have been forfeited or terminated under the Plan or on account of damages relating to any Deferred Share Units or Dividend Deferred Share Units which have been forfeited or terminated under the Plan.

Subject to any provisions to the contrary in this Election Notice, Bunker Hill Mining Corp. and the Participant understand and agree that the granting and redemption of these Deferred Share Units are subject to the terms and conditions of the Plan, a copy of which has been provided to the Participant, all of which are incorporated into and form a part of this Election Notice.

DATED
Name:

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SCHEDULE C

Bunker Hill Mining Corp.

DEFERRED SHARE UNIT PLAN

REDEMPTION NOTICE

To: Bunker Hill Mining Corp.

Pursuant to Bunker Hill Mining Corp. Deferred Share Unit Plan effective April 21, 2020 (the “Plan”), the undersigned hereby elects to redeem______________ of the undersigned’s Vested Deferred Share Units and related Dividend Deferred Share Units on ________________________[date] by receiving the Share Unit Amount.

All capitalized terms not defined in this Redemption Notice have the meaning set out in the Plan. No cash or other compensation shall at any time be paid in respect of any Deferred Share Units or Dividend Deferred Share Units which have been forfeited or terminated under the Plan or on account of damages relating to any Deferred Share Units or Dividend Deferred Share Units which have been forfeited or terminated under the Plan.

The undersigned understands and agrees that the granting and redemption of these Deferred Share Units are subject to the terms and conditions of the Plan which are incorporated into and form a part of this Redemption Notice.

DATED
Name:

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SCHEDULE “E”

CORPORATE GOVERNANCE, NOMINATING & COMPENSATION COMMITTEE CHARTER OF

BUNKER HILL MINING CORP.

1.	PURPOSE OF CORPORATE GOVERNANCE, NOMINATING & COMPENSATION COMMITTEE

1.1.	The Corporate Governance, Nominating & Compensation Committee (the “Committee”) has been established by the Board of Directors (the “Board”) of the Bunker Hill Mining Corporation (the “Corporation”) to:

1.1.1	Identify individuals qualified to become Board members;

1.1.2	To assess and report on the effectiveness of the Board and any committees thereof; and

1.1.3	To develop and recommend to the Board a set of corporate governance policies and principles applicable to the Corporation in light of the corporate governance guidelines published by regulatory bodies having jurisdiction.

1.1.4	To review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The objective of the Committee will be to assist in attracting, retaining and motivating executives and key personnel in view of the Corporation’s goals.

2.	COMPOSITION OF COMMITTEE, CHAIRPERSON

2.1	The Committee will be comprised of at least three directors, all of whom will:

2.1.1	Be independent as defined under Multilateral Instrument 52-110 of the Canadian Securities Administrators; and

2.1.2	Members of the Committee, including the Chairperson, will be appointed and may be removed, with or without cause, by the Board on its own initiative or on the recommendation of the Committee.

3.	MEETINGS AND QUORUM

3.1	The Committee will meet, in person or by teleconference, at least once a year; provided that the Chairperson or any other member of the Committee may call a meeting at any time.

3.2	The Committee will report to the Board on its activities at the Board meeting next following each Committee meeting.

3.3	The Committee may specifically delegate to any one or more of its members authorities to conclude any matter requiring the authority of the Committee. The outcome of any such delegation will be reported to the Committee at its next meeting.

3.4	The quorum at any meeting of the Committee will be a majority of the members of the Committee.

3.5	Unless otherwise determined by the Committee, the Corporation’s Secretary will act as Secretary to the Committee.

4.	DUTIES AND RESPONSIBILITIES

4.1	The Committee will develop and facilitate an appropriate orientation program for newly elected directors of the Corporation to familiarize new directors with the Corporation’s strategic plan, the business environment and market in which the Corporation operates, its significant financial, accounting and risk management issues, its compliance programs, its code of business conduct and ethics, and its principal officers. Such program will also include an understanding of what is expected from the director on appointment in terms of his/her contribution.

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4.2	Subject to the powers and duties of the Board, the responsibilities of the Committee generally include, but are not limited to, undertaking the following:

4.2.1	Developing the approach of the Corporation to matters of corporate governance and making recommendations to the Board with respect to all such matters;

4.2.2	Preparing and recommending to the Board a set of governance principles and practices applicable to the Corporation and to be included in its public disclosure material;

4.2.3	Keeping abreast of best corporate governance practices, both locally and abroad and making recommendations to the Board on the need, where appropriate, for Board member participation in continuing education programs;

4.2.4	Evaluating the effectiveness of the Board and its committees and of management of the Corporation as a whole and reporting thereon to the Board;

4.2.5	Reviewing, from time to time, the structure, composition and size of the Board, with a view to determining the impact of the number of Board members upon its effectiveness and reporting thereon to the Board;

4.2.6	Developing and recommending to the Board criteria for the selection of candidates to serve on the Board;

4.2.7	Considering the advisability of, and any requirements for, rotation of members of the Board and making the appropriate recommendations to the Board in connection therewith;

4.2.8	Identifying and evaluating potential nominees for Board membership and, after assessing the credentials and fitness for office of each proposed nominee, recommending to the Board appropriate nominees for election to the Board at annual general meetings of the shareholders;

4.2.9	Considering the composition and mandates of the Board committees and the selection and rotation of committee members and chairmen, and submitting recommendations to the Board in connection therewith;

4.2.10	Reviewing Committee member qualifications and annually conducting a performance evaluation of the Committee;

4.2.11	Assessing the Corporation’s current directors’ and officers’ insurance policy and making recommendations relating to its renewal or amendment or the replacement of the current insurer;

4.2.12	Consider or establish a plan of succession;

4.2.13	Subject to applicable laws and the articles and by-laws of the Corporation, formulating and administering all policies and practices of the Corporation with respect to the indemnification of directors and officers by the Corporation and approving all payments made pursuant thereto;

4.2.14	Reviewing and approving any corporate governance report to be made in accordance with applicable securities laws and stock exchange regulations for inclusion in the Corporation’s annual information form, management proxy circular and/or annual report, and

4.2.15	Performing such other functions as may be designated in future resolutions of the Board.

4.2.16	Reviewing and making recommendations to the Board with respect to the overall compensation strategy and policies for directors, officers and employees of the Company;

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4.2.17	Reviewing and making recommendations to the independent members of the Board with respect to the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and recommending to the independent members of the Board the compensation level of the Chief Executive Officer based on the annual performance evaluation of the Chief Executive Officer provided by the Executive Chairman with input from the Lead Independent Director in light of those goals and objectives;

4.2.18	Reviewing and making recommendations to the independent members of the Board with respect to the compensation of the Executive Chairman;

4.2.19	Reviewing and approving the compensation of the other named executive officers based on the performance evaluation of such executives provided by the Chief Executive Officer;

4.2.20	Overseeing and approving awards under the Company’s incentive compensation and equity-based plans including the Stock Option Plan, Long-Term Incentive Plan and Directors’ Deferred Share Unit Plan in accordance with the terms of such Plans;

4.2.21	Making recommendations to the Board with respect to the Company’s incentive compensation and equity-based plans that are subject to Board approval;

4.2.22	Considering the implications of the risks associated with the Company’s compensation policies and practices;

4.2.23	Considering feedback from shareholders with respect to the Company’s overall compensation strategy;

4.2.24	Reviewing and approving the annual disclosure relating to executive compensation contained in the Management Information Circular of the Company;

4.2.25	Reporting regularly to the Board and, where appropriate, making recommendations to management of the Company and/or to the Board;

4.2.26	Liaising with the Audit & Risk Committee of the Board, as appropriate, on matters relevant to the Company’s management of enterprise risk;

4.2.27	Reviewing and assessing its mandate and recommending any proposed changes to the Corporate Governance Committee of the Board; and

4.2.28	Evaluating the functioning of the Committee on an annual basis, including with reference to the discharge of its mandate.

4.3	The Committee will have the sole authority to engage and compensate any outside advisor that it determines to be necessary to permit it to carry out its duties.

5.	GENERAL

5.1	This Charter may from time to time be amended pursuant to corporate governance rules, regulations and trends as required, subject to the approval of the Board.

6.	REVIEW

6.1	This Corporate Governance and Nominating Committee Charter extended policy shall be reviewed every two years or when change occurs.

7.	DISTRIBUTION

7.1	This Corporate Governance and Nominating Committee Charter extended policy applies to all Bunker Hill Mining Corporation operations, management and governance activities.

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BUNKER HILL
MINING CORPORATION

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld or abstained from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Time, on June 18, 2024.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Bunker Hill Mining Corp. (the "Company") hereby appoint: Richard Williams, or failing this person, Gerbrand van Heerden, or failing this person, Sam Ash (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of Stockholders of the Company to be held at 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 on June 20, 2024 at 10:00 am, (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against	Abstain
1. Ratify Appointment of Auditor To ratify the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2024.	☐	☐	☐

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2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Sam Ash	☐	☐	02. Mark Cruise	☐	☐	03. Dickson Hall	☐	☐
04. Pamela Saxton	☐	☐	05. Paul Smith	☐	☐	06. Richard Williams	☐	☐

	For	Against	Abstain
5. Non-Binding Advisory Resolution to Approve the Compensation of the Company's Named Executive Officers To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
6. Non-Binding Advisory Resolution to Approve the Frequency of Future Advisory Votes on Executive Compensation To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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